united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/21

Item 1. Reports to Stockholders.

Annual Report

December 31, 2021

TOPS® Aggressive Growth ETF Portfolio

TOPS® Balanced ETF Portfolio

TOPS® Conservative ETF Portfolio

TOPS® Growth ETF Portfolio

TOPS® Moderate Growth ETF Portfolio

Each a series of the Northern Lights Variable Trust

Distributed by Northern Lights Distributors, LLC
Member FINRA

A Message from the TOPS® Portfolio Management Team

End of Year 2021 Market Commentary

Positive Momentum into Year End, with Questions Left to be Answered in 2022

In the 4th quarter of 2021, markets rebounded from September weakness to finish the year with strong positive momentum. Looking back, roughly 1/3 of the total 2021 returns were achieved in the last three months of the year. Major events this quarter were the emergence of the Omicron variant, more clarity from the Federal Reserve on a plan to reduce stimulus, the passage of the Infrastructure and Jobs Act, shelving of the Build Back Better plan, and continued high inflation.

After discussing Q4 and full year 2021 financial market results, we will address three topics important to

TOPS portfolio returns and strategies:

1)	Inflation: What will happen to inflation and what are the repercussions?

2)	The Fed: Will the Fed fight inflation aggressively or not?

3)	Return Expectations: Is it the time to search for a new leader beyond large cap growth?

Fourth Quarter and Year-To-Date Markets Review

For Q4 2021, most stock indexes had positive returns. This includes, but is not limited to, S&P 500 Growth Index (“S&P 500 Growth”) up +13.4%, S&P 500 Index (“S&P 500”) up +11.0%, MSCI World Real Estate Index up +10.7%, and S&P GSSI Natural Resources Index up +8.1%. The S&P MidCap 400 Index (“S&P MidCap” and S&P SmallCap 600 Index (“S&P SmallCap”) both posted positive returns of +8.0% and +5.6%, respectively. MSCI Emerging Markets Index ended the year with a negative quarter, down - 1.3%.

A positive fourth quarter helped stock market indexes lock in above average returns for the year. The best performer for the year was S&P GSSI Natural Resources Index, up nearly +40.0%. The S&P 500 recorded a strong +28.7%, while S&P SmallCap and MidCap put up +26.8% and +24.8%, respectively. Strong results were also achieved by MSCI World Real Estate Index, up +28.7%. The laggards on the year remain MSCI EAFE Index (developed international) returning +11.3% and MSCI Emerging Markets Index down -2.5%.

Bond yields were flat in the fourth quarter as the Bloomberg 10-year U.S. Treasury Index yield stayed at 1.52%. Total returns for the Bloomberg U.S. Aggregate Bond (“Bloomberg U.S. Aggregate”) Index were also flat on the quarter and the Bloomberg U.S. Treasury Inflation Protected Securities Index (“Bloomberg U.S. TIPS”) returned +2.4%. High Yield corporate bonds had positive returns, while Investment Grade Corporates and Emerging Markets bonds saw negative returns.

The Bloomberg 10-year U.S. Treasury Bond Index yield rose from 0.93% to 1.52% over the year. Bloomberg U.S. TIPS recorded a solidly positive return of +6.0% for the year versus the broader Bloomberg U.S. Aggregate at -1.5%. U.S. High Yield achieved positive returns while developed international and emerging markets were negative.

Inflation: What will happen to inflation, and what are the repercussions?

Prices in the U.S. are clearly higher leading into 2022, as shown by multiple measurements of inflation. With the economy running stronger than it has in a long time, the money supply about $5 Trillion higher than the beginning of 2020, supply chains strained, skilled labor hard to find, and measurements coming off tepid bases registered during the recession; it is no surprise inflation is finally arriving.

For economists and money managers, this is a big change, as inflation has remained subdued for well over a decade. As we have discussed in this commentary over the years, several long-term macro deflationary factors have been keeping inflation down. Factors such as aging population, lower economic growth rates, technological innovation and international trade have been suppressing any hints of inflation for some time. However, the lid has blown off and these longer-term trends have failed to subdue recent pressures, as the U.S Bureau of Labor Statistics recorded the largest inflation jump in over 40 years for the Consumer Price Index (“CPI”) in December at a 6.8% year-over-year increase. Rising prices in energy and food were a major driver; however, even when stripping out those components the ‘core’ reading of inflation rose 4.9%.

From our standpoint, inflation is the leading concern for markets heading into 2022. Each day, we are researching and debating whether inflation is transitory or here to stay and discussing the impact on our portfolios. A particular area of focus is wages, as increases in wages can help to transition short term spikes in inflation (transitory) to longer term secular inflationary trends. To this point, increases in wages have not been a leading driver of inflation, but that may be changing. Per the November Employment Situation Report from the Bureau of Labor Statistics, the average hourly earnings for all private sector employees rose 4.9% over the last year.

Helping to drive wages higher is a scarcity of labor. While many unemployed from the recession have found jobs, many others are leaving the labor force entirely. According to M&N, 58.8% of the U.S. population is employed currently versus 61.1% pre-pandemic. The 2.3% percentage difference equates to roughly 7.5 million fewer people working or actively seeking employment today. Some have called this “The Great Resignation.”

While we are happy for the baby boomers finally getting their opportunity to enjoy retirement, the birthrates in the U.S. have fallen below replacement levels. This shrinking labor force could continue to place pressure on wages, which is holding our attention and stopping us from dismissing inflationary figures as purely temporary.

Historically, stocks have been a relatively good place to be invested in periods of moderate inflation. Inflation can be in tandem with solid economic growth, which drives earnings and fuels stocks. Likewise, stocks are one of the few investments with the opportunity to provide returns high enough for investors to avoid losing purchasing power in periods of inflation. Therefore, investors in stocks should be in the right place should we enjoy a period of moderate inflation.

The primary concerns regarding inflation are the impact on bond investments and the measures which may be employed to keep inflation in check. Our Portfolio Management Team is spending significant time and effort in monitoring inflation and modeling the impact inflation could have. We feel the portfolios are well designed to balance this risk, along with the many other risks and opportunities in global financial markets.

The Fed: Will the Fed fight inflation aggressively or not?

There are some similarities between economists and pharmacists, as both try to provide a medicine to cure any ailment. In economics, the common prescription to fight inflation above target levels is to raise interest rates. By raising interest rates, the Federal Reserve should be able to tap the brakes on inflation. Like any commercial on TV outlining the side effects of pharmaceuticals, there are side effects to raising interest rates as well. Likewise, it is very important interest rate increases are enacted in the right dosage.

Federal Reserve Chairman Jerome Powell has outlined many times over the past year that the Fed is confident they can control inflation. Chairman Powell has outlined primarily that the Fed will be nimble, able to appropriately gauge the pulse on inflation and the appropriate dosage of rate rises. However, he has stopped short of outlining whether the Fed will be aggressive or not in the short term. This “trust me” policy has left markets guessing and professional money managers like us forced to allow for multiple scenarios.

Some market pundits feel the Fed is already behind the curve and it will have to aggressively raise rates in 2022 to cool inflation. Others are confident the Fed will expertly execute its Goldilocks strategy. Currently, markets overall are expecting to see three different 0.25% rate increases in the Federal Funds Rate in 2022. The pace and level of these increases is likely to have a major impact on 2022 results in stock and bond markets.

Lastly, there is much debate on how longer-term bonds will react to increases in short term rates. As the Fed increases the Fed Funds Rate, there is no assurance interest rates on 10-year U.S. Treasury bonds will react. As such, we could experience what is referred to as a yield curve flattening, when interest rates at different maturities transition towards parity.

Our Portfolio Management Team is watching the Fed and interest rates closely. We have implemented several different strategies in our bond allocations to balance the risk and return opportunities of the multiple different scenarios we outline.

Return Expectations: Is it the time to search for a new leader beyond large cap growth?

Large cap growth U.S. stocks were the clear performance leader among major global asset classes in 2021, as they have been over the past 5 years. For the past 5 years, large growth stocks have returned about 24% annualized, which has led large value (12%), mid cap (13%), small cap (12%) and international developed (10%).

Looking forward to 2022, the path to outperformance for large cap growth stocks appears to be different. The spectacular run-up in growth and tech stocks over the last decade has been a combination of earnings growth and investors bidding up multiples to historically high levels. A valuation multiple we often reference is the Price/Earnings ratio (P/E). Historically, the P/E ratio of the S&P 500 has been around 17. To produce the exceptional returns, the Trailing P/E ratio of the S&P 500 has risen to around 25, with the Forward P/E in the 21/22 range.

According to Dr. Ed Yardeni, the forward P/E of the S&P 500 has remained remarkably high, mostly because the valuation multiple of the S&P 500 Growth stock price index has been amazingly steady, at around 28.0 since mid-2020. Amid a rise in the inflation rate and the increasingly hawkish stance of the Fed, these stable valuations are uncommon. Potentially, the steadiness can be attributed to liquidity provided by monetary and fiscal policies since the start of the pandemic.

Growth stocks, specifically tech stocks, tend to benefit from lower interest rates. Not only do low rates aid borrowing, but they also make growth stocks more attractive to investors compared to more conservative investments. As an example, if an investor could earn 5% on the 10-year U.S. Treasury, this would reduce the attractiveness to the risk inherent in growth stocks. Therefore, if we do see rates rise, it could put pressure particularly on valuations of large cap growth stocks.

So, will we have a new leader among asset classes in 2022 and over the next few years? As our investors should know, at least those who have read our writings over the last 20 years, it is incredibly difficult to predict short term market results. However, over the long term, we do feel there is opportunity for asset classes beyond large cap growth to make up some of the return gap accumulated over the last decade.

In their recently released 10-year return expectations, Vanguard revealed their return expectations for U.S. large growth stocks trail those of U.S. value stocks, international stocks, and several other major asset classes. Value stocks tend to trade at lower valuations and can often be boring companies, like healthcare and financial stocks.

Large cap U.S. stocks are the largest equity concentration in our portfolios currently. We continue to be believers in the long-term return potential of the U.S. stock market. However, as we have seen in periods like the first decade of the millennium, a benefit of diversifying risk into a wide range of global asset classes is the opportunity to experience desirable returns in periods when large cap U.S. stocks do not lead. We have balanced the risk and opportunity to be able to benefit if the large cap U.S. stock rally continues, however, TOPS stands to provide appropriate relative results if the baton is handed off to other diversifying asset classes which currently provide more attractive valuations.

TOPS Portfolio Strategies

All signs lead us to believe 2022 will be quite different from 2021. While the opportunity exists for portfolios to provide marked additional gains, we feel the path to success will likely look different than the story we just experienced. There are quite a few economic pressures, like inflation, which may force the hand of the Fed to act.

The TOPS portfolio team will continue to monitor the constant flow of economic and financial market data as we strategically implement our philosophy of maintaining broadly diversified portfolios. We feel our risk managed approach is well suited to serve our investors and provide appropriate returns over time.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P Growth Index represents the growth companies of the S&P 500 Index.

The S&P MidCap 400® measures the mid-cap segment of the U.S.equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Bloomberg U.S. Aggregate Bond Index is weighted according to market capitalization, which means the securities represented in the index are weighted according to the market size of the bond category. Treasury securities, mortgage-backed securities (“MBS”) foreign bonds, government agency bonds and corporate bonds are some of the categories included in the index. The bonds represented are medium term with an average maturity of about 4.57 years. In all, the index represents about 8,200 fixed-income securities with a total value of approximately $15 trillion (about 43% of the total U.S. bond market).

The Bloomberg U.S. Treasury Inflation Protected Securities Index (“TIPS”) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past Performance is no guarantee of future results. Past performance does not guarantee future results, and current performance may be lower or higher than the data quoted.

5162-NLD-01242022

TOPS® Aggressive Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2021

The Portfolio’s Average Annual Total Return through December 31, 2021*, as compared to its benchmark:

	One	Five	Ten	Performance	Performance	Performance
	Year	Year	Year	Since Inception**	Since Inception***	Since Inception****
Aggressive Growth ETF Portfolio
Class 1	19.66%	12.95%	11.73%	9.47%	N/A	N/A
Class 2	19.31%	12.65%	11.48%	9.23%	N/A	N/A
Investor Class	19.11%	12.14%	N/A	N/A	10.09%	N/A
Service Class	19.31%	N/A	N/A	N/A	N/A	14.75%
S&P 500 Total Return Index *****	28.71%	18.47%	16.55%	14.84%	15.65%	21.83%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class, and Service Class are 0.30%, 0.55%, 0.80%, and 0.61%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2021	% of Net Assets
Exchange-Traded Funds - Equity	97.9%
Other Assets and Liabilities - net/Short-Term Investments	2.1%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Balanced ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2021

The Portfolio’s Average Annual Total Return through December 31, 2021*, as compared to its benchmark:

	One	Five	Ten	Performance	Performance	Performance
	Year	Year	Year	Since Inception**	Since Inception***	Since Inception****
Balanced ETF Portfolio
Class 1	9.97%	7.88%	7.08%	6.17%	N/A	N/A
Class 2	9.62%	7.60%	6.72%	5.83%	N/A	N/A
Investor Class	9.34%	7.30%	N/A	N/A	6.20%	N/A
Service Class	9.62%	N/A	N/A	N/A	N/A	9.06%
S&P 500 Total Return Index *****	28.71%	18.47%	16.55%	14.84%	15.65%	21.83%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class and Service Class are 0.30%, 0.55%, 0.81%, and 0.61%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2021	% of Net Assets
Exchange-Traded Funds - Equity	50.1%
Exchange-Traded Funds - Fixed Income	48.0%
Other Assets and Liabilities - net/Short-Term Investments	1.9%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Conservative ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2021

The Portfolio’s Average Annual Total Return through December 31, 2021*, as compared to its benchmark:

	One	Five	Ten	Performance	Performance	Performance
	Year	Year	Year	Since Inception**	Since Inception***	Since Inception****
Conservative ETF Portfolio
Class 1	6.74%	6.01%	5.16%	4.73%	N/A	N/A
Class 2	6.45%	5.76%	4.90%	4.48%	N/A	N/A
Investor Class	6.27%	5.57%	N/A	N/A	4.75%	N/A
Service Class	6.45%	N/A	N/A	N/A	N/A	6.92%
S&P 500 Total Return Index *****	28.71%	18.47%	16.55%	14.84%	15.65%	21.83%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class, and Service Class are 0.35%, 0.60%, 0.85%, and 0.66%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2021	% of Net Assets
Exchange-Traded Funds - Fixed Income	68.0%
Exchange-Traded Funds - Equity	30.0%
Other Assets and Liabilities - net/Short-Term Investments	2.0%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2021

The Portfolio’s Average Annual Total Return through December 31, 2021*, as compared to its benchmark:

	One	Five	Ten	Performance	Performance	Performance
	Year	Year	Year	Since Inception**	Since Inception***	Since Inception****
Growth ETF Portfolio
Class 1	16.89%	11.59%	10.41%	9.34%	N/A	N/A
Class 2	16.52%	11.31%	10.13%	9.02%	N/A	N/A
Investor Class	16.30%	10.84%	N/A	N/A	9.02%	N/A
Service Class	16.52%	N/A	N/A	N/A	N/A	13.25%
S&P 500 Total Return Index *****	28.71%	18.47%	16.55%	14.84%	15.65%	21.83%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class, and Service Class are 0.30%, 0.55%, 0.80%, and 0.60%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2021	% of Net Assets
Exchange-Traded Funds - Equity	84.9%
Exchange-Traded Funds - Fixed Income	13.0%
Other Assets and Liabilities - net/Short-Term Investments	2.1%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Moderate Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2021

The Portfolio’s Average Annual Total Return through December 31, 2021*, as compared to its benchmark:

	One	Five	Ten	Performance	Performance	Performance
	Year	Year	Year	Since Inception**	Since Inception***	Since Inception****
Moderate Growth ETF Portfolio
Class 1	13.12%	9.80%	8.78%	7.31%	N/A	N/A
Class 2	12.82%	9.53%	8.50%	7.04%	N/A	N/A
Investor Class	12.57%	9.19%	N/A	N/A	7.69%	N/A
Service Class	12.80%	N/A	N/A	N/A	N/A	11.22%
S&P 500 Total Return Index *****	28.71%	18.47%	16.55%	14.84%	15.65%	21.83%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the fee table in the most recent prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1, Class 2, Investor Class and Service Class are 0.29%, 0.54%, 0.79% and 0.59%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Class 1 and Class 2’s inception date was April 26, 2011.

***	Investor Class inception date was July 22, 2015.

****	Service Class inception date was April 30, 2019.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2021	% of Net Assets
Exchange-Traded Funds - Equity	65.0%
Exchange-Traded Funds - Fixed Income	33.0%
Other Assets and Liabilities - net/Short-Term Investments	2.0%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Portfolio’s holdings.

TOPS® Aggressive Growth ETF Portfolio
Schedule of Investments
December 31, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 97.9%
	EQUITY - 97.9%
81,683	FlexShares Global Upstream Natural Resources Index Fund	$3,225,662
226,731	SPDR Portfolio S&P 400 Mid Cap ETF	11,277,600
44,032	SPDR Portfolio S&P 500 Growth ETF	3,190,999
76,649	SPDR Portfolio S&P 500 Value ETF	3,219,258
215,921	SPDR Portfolio S&P 600 Small Cap ETF	9,649,509
283,699	Vanguard FTSE Developed Markets ETF	14,485,671
148,058	Vanguard FTSE Emerging Markets ETF	7,322,949
29,911	Vanguard Global ex-U.S. Real Estate ETF	1,613,698
13,988	Vanguard Real Estate ETF	1,622,748
45,995	Vanguard S&P 500 ETF	20,080,037
88,136	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	3,247,812
		78,935,943

	TOTAL EXCHANGE-TRADED FUNDS (Cost $63,981,234)	78,935,943

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 2.7%
	MONEY MARKET FUNDS - 2.7%
2,170,717	STIT - Government & Agency Portfolio, Institutional Class, 0.03% (Cost $2,170,717)(a)	2,170,717

	TOTAL INVESTMENTS - 100.6% (Cost $66,151,951)	$81,106,660
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%	(480,525)
	NET ASSETS - 100.0%	$80,626,135

ETF	- Exchange-Traded Fund

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Rate disclosed is the seven day effective yield as of December 31, 2021.

See accompanying notes to financial statements.

TOPS® Balanced ETF Portfolio
Schedule of Investments
December 31, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 98.1%
	EQUITY - 50.1%
51,739	FlexShares Global Upstream Natural Resources Index Fund	$2,043,173
68,546	SPDR Portfolio S&P 400 Mid Cap ETF	3,409,478
18,595	SPDR Portfolio S&P 500 Growth ETF	1,347,580
113,287	SPDR Portfolio S&P 500 Value ETF	4,758,054
60,941	SPDR Portfolio S&P 600 Small Cap ETF	2,723,453
106,703	Vanguard FTSE Developed Markets ETF	5,448,255
55,573	Vanguard FTSE Emerging Markets ETF	2,748,641
37,895	Vanguard Global ex-U.S. Real Estate ETF	2,044,435
17,720	Vanguard Real Estate ETF	2,055,697
14,007	Vanguard S&P 500 ETF	6,115,037
37,218	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	1,371,483
		34,065,286
	FIXED INCOME - 48.0%
41,173	iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	5,456,246
88,907	SPDR Bloomberg Investment Grade Floating Rate ETF	2,719,665
109,913	SPDR Portfolio Short Term Corporate Bond ETF	3,404,006
71,614	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	2,048,160
30,738	Vanguard Intermediate-Term Treasury ETF	2,043,155
25,795	Vanguard Mortgage-Backed Securities ETF	1,363,008
158,994	Vanguard Short-Term Inflation-Protected Securities ETF	8,172,291
67,151	Vanguard Short-Term Treasury ETF	4,084,795
12,344	Vanguard Total International Bond ETF	680,895
68,258	Xtrackers USD High Yield Corporate Bond ETF(a)	2,719,399
		32,691,620

	TOTAL EXCHANGE-TRADED FUNDS (Cost $59,078,869)	66,756,906

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 6.5%
	COLLATERAL FOR SECURITIES LOANED — 3.9%
2,668,369	STIT - Government & Agency Portfolio, Institutional Class, 0.03% (Cost $2,668,369)(b)	2,668,369

See accompanying notes to financial statements.

TOPS® Balanced ETF Portfolio
Schedule of Investments (Continued)
December 31, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 6.5% (Continued)
	MONEY MARKET FUNDS - 2.6%
1,735,021	STIT - Government & Agency Portfolio, Institutional Class, 0.03% (Cost $1,735,021)(b)	$1,735,021

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,403,390)	4,403,390

	TOTAL INVESTMENTS - 104.6% (Cost $63,482,259)	$71,160,296
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.6)%	(3,114,314)
	NET ASSETS - 100.0%	$68,045,982

ETF	- Exchange-Traded Fund

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $2,914,343 at December 31, 2021. The loaned securities were secured with cash collateral of $2,668,369 and non-cash collateral of $310,673. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian, The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2021.

See accompanying notes to financial statements.

TOPS® Conservative ETF Portfolio
Schedule of Investments
December 31, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 98.0%
	EQUITY - 30.0%
14,979	FlexShares Global Upstream Natural Resources Index Fund	$591,521
23,724	SPDR Portfolio S&P 400 Mid Cap ETF	1,180,032
8,076	SPDR Portfolio S&P 500 Growth ETF	585,268
28,113	SPDR Portfolio S&P 500 Value ETF	1,180,746
13,238	SPDR Portfolio S&P 600 Small Cap ETF	591,606
28,853	Vanguard FTSE Developed Markets ETF	1,473,234
6,032	Vanguard FTSE Emerging Markets ETF	298,343
10,969	Vanguard Global ex-U.S. Real Estate ETF	591,778
5,131	Vanguard Real Estate ETF	595,247
4,039	Vanguard S&P 500 ETF	1,763,305
		8,851,080
	FIXED INCOME - 68.0%
15,644	iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	2,073,143
11,635	PIMCO Enhanced Short Maturity Active ETF	1,181,651
57,915	SPDR Bloomberg Investment Grade Floating Rate ETF	1,771,620
85,917	SPDR Portfolio Short Term Corporate Bond ETF	2,660,849
20,733	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	592,964
22,247	Vanguard Intermediate-Term Treasury ETF	1,478,758
11,202	Vanguard Mortgage-Backed Securities ETF	591,914
92,061	Vanguard Short-Term Inflation-Protected Securities ETF	4,731,935
43,742	Vanguard Short-Term Treasury ETF	2,660,826
21,444	Vanguard Total International Bond Index Fund	1,182,851
29,642	Xtrackers USD High Yield Corporate Bond ETF(a)	1,180,937
		20,107,448

	TOTAL EXCHANGE-TRADED FUNDS (Cost $26,676,833)	28,958,528

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 7.1%
	COLLATERAL FOR SECURITIES LOANED - 4.0%
1,179,876	STIT - Government & Agency Portfolio, Institutional Class, 0.03% (Cost $1,179,876)(b)	1,179,876

See accompanying notes to financial statements.

TOPS® Conservative ETF Portfolio
Schedule of Investments (Continued)
December 31, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 7.1% (Continued)
	MONEY MARKET FUNDS - 3.1%
919,399	STIT - Government & Agency Portfolio, Institutional Class, 0.03% (Cost $919,399)(b)	$919,399

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,099,275)	2,099,275

	TOTAL INVESTMENTS - 105.1% (Cost $28,776,108)	$31,057,803
	LIABILITIES IN EXCESS OF OTHER ASSETS - (5.1)%	(1,516,716)
	NET ASSETS - 100.0%	$29,541,087

ETF	- Exchange-Traded Fund

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $1,328,633 at December 31, 2021. The loaned securities were secured with cash collateral of $1,179,876 and non-cash collateral of $178,209. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian, The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2021.

See accompanying notes to financial statements.

TOPS® Growth ETF Portfolio
Schedule of Investments
December 31, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 97.9%
	EQUITY - 84.9%
89,583	FlexShares Global Upstream Natural Resources Index Fund	$3,537,633
195,679	SPDR Portfolio S&P 400 Mid Cap ETF	9,733,074
48,274	SPDR Portfolio S&P 500 Growth ETF	3,498,417
105,034	SPDR Portfolio S&P 500 Value ETF	4,411,428
158,118	SPDR Portfolio S&P 600 Small Cap ETF	7,066,293
294,268	Vanguard FTSE Developed Markets ETF	15,025,324
126,220	Vanguard FTSE Emerging Markets ETF	6,242,841
49,184	Vanguard Global ex-U.S. Real Estate ETF	2,653,477
15,334	Vanguard Real Estate ETF	1,778,897
42,419	Vanguard S&P 500 ETF	18,518,863
72,462	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	2,670,225
		75,136,472
	FIXED INCOME - 13.0%
13,360	iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	1,770,467
61,972	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1,772,399
16,741	Vanguard Mortgage-Backed Securities ETF	884,594
51,594	Vanguard Short-Term Inflation-Protected Securities ETF	2,651,932
29,054	Vanguard Short-Term Treasury ETF	1,767,355
66,451	Xtrackers USD High Yield Corporate Bond ETF(a)	2,647,408
		11,494,155

	TOTAL EXCHANGE-TRADED FUNDS (Cost $69,767,697)	86,630,627

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 4.5%
	COLLATERAL FOR SECURITIES LOANED - 2.0%
1,743,081	STIT - Government & Agency Portfolio, Institutional Class, 0.03% (Cost $1,743,081)(b)	1,743,081

	MONEY MARKET FUNDS - 2.5%
2,234,591	STIT - Government & Agency Portfolio, Institutional Class, 0.03% (Cost $2,234,591)(b)	2,234,591

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,977,672)	3,977,672

See accompanying notes to financial statements.

TOPS® Growth ETF Portfolio
Schedule of Investments (Continued)
December 31, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 4.5% (Continued)
	MONEY MARKET FUNDS - 2.5% (Continued)

	TOTAL INVESTMENTS - 102.4% (Cost $73,745,369)	$90,608,299
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.4)%	(2,157,982)
	NET ASSETS - 100.0%	$88,450,317

ETF	- Exchange-Traded Fund

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $2,693,798 at December 31, 2021. The loaned securities were secured with cash collateral of $1,743,081 and non-cash collateral of $1,009,956. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian, The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2021.

See accompanying notes to financial statements.

TOPS® Moderate Growth ETF Portfolio
Schedule of Investments
December 31, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 98.0%
	EQUITY - 65.0%
100,230	FlexShares Global Upstream Natural Resources Index Fund	$3,958,083
158,747	SPDR Portfolio S&P 400 Mid Cap ETF	7,896,076
27,017	SPDR Portfolio S&P 500 Growth ETF	1,957,922
70,542	SPDR Portfolio S&P 500 Value ETF	2,962,764
132,629	SPDR Portfolio S&P 600 Small Cap ETF	5,927,190
232,307	Vanguard FTSE Developed Markets ETF	11,861,595
100,927	Vanguard FTSE Emerging Markets ETF	4,991,849
55,057	Vanguard Global ex-U.S. Real Estate ETF	2,970,325
17,165	Vanguard Real Estate ETF	1,991,312
40,667	Vanguard S&P 500 ETF	17,753,992
54,073	Wisdomtree Emerging Markets EX-State-Owned Enterprises Fund	1,992,590
		64,263,698
	FIXED INCOME - 33.0%
37,387	iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	4,954,525
287,451	SPDR Portfolio Short Term Corporate Bond ETF	8,902,358
69,367	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1,983,896
14,886	Vanguard Intermediate-Term Treasury ETF	989,472
37,478	Vanguard Mortgage-Backed Securities ETF	1,980,338
115,501	Vanguard Short-Term Inflation-Protected Securities ETF	5,936,752
32,521	Vanguard Short-Term Treasury ETF	1,978,252
17,935	Vanguard Total International Bond Index Fund(a)	989,295
123,967	Xtrackers USD High Yield Corporate Bond ETF(a)	4,938,845
		32,653,733

	TOTAL EXCHANGE-TRADED FUNDS (Cost $80,393,948)	96,917,431

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 7.9%
	COLLATERAL FOR SECURITIES LOANED - 5.3%
5,265,833	STIT - Government & Agency Portfolio, Institutional Class, 0.03% (Cost $5,265,833)(b)	5,265,833

See accompanying notes to financial statements.

TOPS® Moderate Growth ETF Portfolio
Schedule of Investments (Continued)
December 31, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 7.9% (Continued)
	MONEY MARKET FUNDS - 2.6%
2,576,332	STIT - Government & Agency Portfolio, Institutional Class, 0.03% (Cost $2,576,332)(b)	$2,576,332

	TOTAL SHORT-TERM INVESTMENTS (Cost $7,842,165)	7,842,165

	TOTAL INVESTMENTS - 105.9% (Cost $88,236,113)	$104,759,596
	LIABILITIES IN EXCESS OF OTHER ASSETS - (5.9)%	(5,838,293)
	NET ASSETS - 100.0%	$98,921,303

ETF	- Exchange-Traded Fund

S&P	- Standard & Poor’s

SPDR	- Standard & Poor’s Depositary Receipt

(a)	All or a portion of this security is on loan. Total loaned securities had a value of $5,232,407 at December 31, 2021. The loaned securities were secured with cash collateral of $5,265,833 and non-cash collateral of $82,855. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of the Portfolio at the Portfolio’s custodian, The Portfolio cannot pledge or resell the collateral.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2021.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Assets and Liabilities
December 31, 2021

	Aggressive		Balanced	Conservative
	Growth		ETF	ETF
Assets:	ETF Portfolio		Portfolio	Portfolio
Investments in securities, at cost	$66,151,951		$63,482,259	$28,776,108
Investments in securities, at value (Securities on loan $0, $2,914,343 and $1,328,633, respectively)	$81,106,660		$71,160,296	$31,057,803
Cash	124,989		83,829	8,103
Receivable for securities sold	13,874		224,679	100,613
Receivable for Portfolio shares sold	112,020		11,008	575
Interest and dividends receivable	39		39	443
Total Assets	81,357,582		71,479,851	31,167,537

Liabilities:
Collateral on securities loaned	—		2,668,369	1,179,876
Payable for Portfolio shares redeemed	2,916		59,546	1,264
Payable for securities purchased	697,595		680,950	434,559
Accrued investment advisory fees	6,605		5,542	2,465
Accrued distribution (12b-1) fees	16,033		11,607	4,232
Accrued shareholder service fees	—		687	—
Payable to related parties and administrative service fees	8,298		7,168	4,054
Total Liabilities	731,447		3,433,869	1,626,450
Net Assets	$80,626,135		$68,045,982	$29,541,087

Components of Net Assets:
Paid in capital	$64,612,209		$58,439,666	$26,419,635
Accumulated earnings	16,013,926		9,606,316	3,121,452
Net Assets	$80,626,135		$68,045,982	$29,541,087

Class 1 Shares:
Net assets	$4,517,273		$10,115,823	$15,124,559
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	227,264		672,804	1,109,513

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$19.88		$15.04	$13.63

Class 2 Shares:
Net assets	$73,834,163		$55,173,081	$8,605,364
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	3,766,319		3,822,718	636,918

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$19.60		$14.43	$13.51

Investor Class Shares:
Net assets	$2,274,678		$2,288,027	$5,811,150
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	107,829		149,048	419,844

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$21.10		$15.35	$13.84

Service Class Shares:
Net assets	$21		$469,051	$14
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	1		32,514	1

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$19.60	(a)	$14.43	$13.51	(a)

(a)	NAV does not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2021

	Growth		Moderate
	ETF		Growth
Assets:	Portfolio		ETF Portfolio
Investments in securities, at cost	$73,745,369		$88,236,113
Investments in securities, at value (Securities on loan $2,693,798 and $5,232,407, respectively)	$90,608,299		$104,759,596
Cash	203,483		119,821
Receivable for securities sold	326,434		566,085
Receivable for Portfolio shares sold	96,601		68,645
Interest and dividends receivable	41		49
Total Assets	91,234,858		105,514,196

Liabilities:
Collateral on securities loaned	1,743,081		5,265,833
Payable for Portfolio shares redeemed	6,495		1,109
Payable for securities purchased	1,001,957		1,289,297
Accrued investment advisory fees	7,339		8,162
Accrued distribution (12b-1) fees	17,180		15,925
Accrued shareholder service fees	—		3,131
Payable to related parties and administrative service fees	8,489		9,436
Total Liabilities	2,784,541		6,592,893
Net Assets	$88,450,317		$98,921,303

Components of Net Assets:
Paid in capital	$69,793,633		$79,707,434
Accumulated earnings	18,656,684		19,213,869
Net Assets	$88,450,317		$98,921,303

Class 1 Shares:
Net assets	$7,336,423		$9,749,512
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	375,130		628,705

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$19.56		$15.51

Class 2 Shares:
Net assets	$79,053,966		$75,899,156
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	4,138,632		5,102,192

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$19.10		$14.88

Investor Class Shares:
Net assets	$2,059,907		$848,083
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	98,340		51,712

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$20.95		$16.40

Service Class Shares:
Net assets	$21		$12,424,552
Total shares of beneficial interest outstanding at end of period ($0 par value, unlimited shares authorized)	1		837,228

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$19.10	(a)	$14.84

(a)	NAV does not recalculate due to rounding of net assets.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Operations
For the Year Ended December 31, 2021

	Aggressive	Balanced	Conservative	Growth	Moderate
	Growth	ETF	ETF	ETF	Growth
	ETF Portfolio	Portfolio	Portfolio	Portfolio	ETF Portfolio
Investment Income:
Dividend income	$1,347,452	$1,370,431	$585,554	$1,708,414	$2,008,481
Interest income	403	350	161	449	507
Securities lending income	8,590	24,850	15,004	20,583	35,450
Total Investment Income	1,356,445	1,395,631	600,719	1,729,446	2,044,438

Expenses:
Investment advisory fees	61,796	55,129	24,980	72,352	84,939
Distribution fees (12b-1)
Class 2 Shares	140,686	110,551	19,644	161,802	157,485
Investor Shares	7,441	6,731	19,696	5,628	2,322
Shareholder service fees	—	687	—	—	37,023
Related parties and administrative service fees	71,221	65,055	34,904	81,607	94,198
Total Expenses	281,144	238,153	99,224	321,389	375,967
Net Investment Income	1,075,301	1,157,478	501,495	1,408,057	1,668,471

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Investments	1,688,217	1,497,998	470,046	2,294,990	2,963,669
Distributions of realized gains by underlying investment companies	—	25,587	22,262	4,675	16,309
	1,688,217	1,523,585	492,308	2,299,665	2,979,978
Net change in unrealized appreciation on:
Investments	6,881,356	2,211,299	501,258	6,567,880	5,225,040
Net Realized and Unrealized Gain on Investments	8,569,573	3,734,884	993,566	8,867,545	8,205,018
Net Increase in Net Assets Resulting from Operations	$9,644,874	$4,892,362	$1,495,061	$10,275,602	$9,873,489

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets

	Aggressive Growth ETF Portfolio				Balanced ETF Portfolio
	Year Ended		Year Ended		Year Ended	Year Ended
	December 31, 2021		December 31, 2020		December 31, 2021	December 31, 2020
Increase in Net Assets:
From Operations:
Net investment income	$1,075,301		$393,632		$1,157,478	$509,137
Net realized gain (loss) on investments	1,688,217		(1,665,726)		1,497,998	(662,261)
Distributions of realized gains by underlying investment companies	—		—		25,587	—
Net change in unrealized appreciation on investments	6,881,356		6,218,272		2,211,299	3,895,508
Net increase in net assets resulting from operations	9,644,874		4,946,178		4,892,362	3,742,384

From Distributions to Shareholders:
Total Distributions Paid
Class 1	(27,778)		(55,804)		(96,479)	(102,505)
Class 2	(355,763)		(571,555)		(413,021)	(404,997)
Investor	(8,543)		(17,895)		(10,532)	(13,606)
Service	(0	) (a)	(0	) (a)	(3,680)	(0	) (a)
Total distributions to shareholders	(392,084)		(645,254)		(523,712)	(521,108)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	1,162,434		862,506		3,116,766	1,678,754
Class 2	33,323,628		12,865,849		21,845,966	14,894,393
Investor	1,331,418		361,697		1,152,708	334,481
Service	—		—		464,864	—
Reinvestment of distributions
Class 1	27,778		55,803		96,479	102,505
Class 2	355,763		571,555		413,021	404,997
Investor	8,543		17,895		10,532	13,605
Service	0	(a)	0	(a)	3,680	0	(a)
Cost of shares redeemed
Class 1	(365,576)		(377,091)		(1,887,878)	(979,561)
Class 2	(2,140,403)		(1,501,939)		(3,405,766)	(3,731,214)
Investor	(295,438)		(92,295)		(21,044)	(363,850)
Service	—		—		(3,722)	—
Net increase in net assets from share transactions of beneficial interest	33,408,147		12,763,980		21,785,606	12,354,110
Total Increase In Net Assets	42,660,937		17,064,904		26,154,256	15,575,386

Net Assets:
Beginning of year	37,965,198		20,900,294		41,891,726	26,316,340
End of year	$80,626,135		$37,965,198		$68,045,982	$41,891,726

(a)	Represents less than $1.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Aggressive Growth ETF Portfolio		Balanced ETF Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
SHARE ACTIVITY
Class 1
Shares Sold	62,052	59,105	212,740	130,529
Shares Reinvested	1,462	4,029	6,576	8,214
Shares Redeemed	(19,201)	(25,084)	(128,988)	(80,181)
Net increase in shares of beneficial interest outstanding	44,313	38,050	90,328	58,562

Class 2
Shares Sold	1,810,093	910,580	1,567,013	1,254,969
Shares Reinvested	18,974	41,719	29,313	33,750
Shares Redeemed	(115,188)	(103,919)	(243,661)	(309,502)
Net increase in shares of beneficial interest outstanding	1,713,879	848,380	1,352,665	979,217

Investor Class
Shares Sold	65,700	22,883	75,819	25,476
Shares Reinvested	423	1,212	702	1,065
Shares Redeemed	(15,070)	(5,897)	(1,393)	(29,365)
Net increase (decrease) in shares of beneficial interest outstanding	51,053	18,198	75,128	(2,824)

Service Class
Shares Sold	—	—	32,514	—
Shares Reinvested	0 (b)	0 (b)	261	0 (b)
Shares Redeemed	—	—	(262)	—
Net increase in shares of beneficial interest outstanding	0 (b)	0 (b)	32,513	0 (b)

(b)	Represents less than one share

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Conservative ETF Portfolio				Growth ETF Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2021		December 31, 2020		December 31, 2021		December 31, 2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$501,495		$242,591		$1,408,057		$626,158
Net realized gain (loss) on investments	470,046		(113,911)		2,294,990		(1,810,404)
Distributions of realized gains by underlying investment companies	22,262		—		4,675		—
Net change in unrealized appreciation on investments	501,258		1,150,450		6,567,880		7,381,487
Net increase in net assets resulting from operations	1,495,061		1,279,130		10,275,602		6,197,241

From Distributions to Shareholders:
Total Distributions Paid
Class 1	(131,773)		(199,019)		(59,132)		(87,357)
Class 2	(61,587)		(113,727)		(559,399)		(823,310)
Investor	(47,667)		(5,339)		(6,117)		(8,464)
Service	(0	) (a)	(0	) (a)	(0	) (a)	(0	) (a)
Total distributions to shareholders	(241,027)		(318,085)		(624,648)		(919,131)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	4,407,040		1,944,973		2,103,560		1,186,664
Class 2	2,383,427		3,978,229		25,061,891		15,000,167
Investor	4,918,951		560,809		1,282,365		146,890
Reinvestment of distributions
Class 1	131,772		199,018		59,132		87,357
Class 2	61,587		113,728		559,399		823,310
Investor	47,667		5,339		6,117		8,463
Service	0	(a)	0	(a)	0	(a)	0	(a)
Cost of shares redeemed
Class 1	(1,222,268)		(1,108,353)		(1,222,529)		(1,114,174)
Class 2	(920,745)		(2,440,050)		(2,235,671)		(2,916,006)
Investor	(165,680)		(6,944)		(62,645)		(536,698)
Net increase in net assets from share transactions of beneficial interest	9,641,751		3,246,749		25,551,619		12,685,973
Total Increase In Net Assets	10,895,785		4,207,794		35,202,573		17,964,083

Net Assets:
Beginning of year	18,645,302		14,437,508		53,247,744		35,283,661
End of year	$29,541,087		$18,645,302		$88,450,317		$53,247,744

(a)	Represents less than $1.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Conservative ETF Portfolio		Growth ETF Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
SHARE ACTIVITY
Class 1
Shares Sold	329,128	160,702	110,993	79,457
Shares Reinvested	9,834	16,475	3,147	6,096
Shares Redeemed	(90,790)	(92,897)	(63,996)	(73,823)
Net increase in shares of beneficial interest outstanding	248,172	84,280	50,144	11,730

Class 2
Shares Sold	180,650	331,883	1,378,625	1,043,879
Shares Reinvested	4,634	9,485	30,468	58,683
Shares Redeemed	(69,435)	(199,615)	(120,442)	(194,986)
Net increase in shares of beneficial interest outstanding	115,849	141,753	1,288,651	907,576

Investor Class
Shares Sold	361,466	43,563	62,937	8,852
Shares Reinvested	3,500	433	303	550
Shares Redeemed	(12,087)	(551)	(3,234)	(34,351)
Net increase (decrease) in shares of beneficial interest outstanding	352,879	43,445	60,006	(24,949)

Service Class
Shares Reinvested	0 (b)	0 (b)	0 (b)	0 (b)
Net increase in shares of beneficial interest outstanding	0 (b)	0 (b)	0 (b)	0 (b)

(b)	Represents less than one share.

See accompanying notes to financial statements.

TOPS® ETF Portfolios

Statements of Changes in Net Assets (Continued)

	Moderate Growth ETF Portfolio
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$1,668,471	$935,678
Net realized gain (loss) on investments	2,963,669	(1,817,034)
Distributions of realized gains by underlying investment companies	16,309	—
Net change in unrealized appreciation on investments	5,225,040	7,965,044
Net increase in net assets resulting from operations	9,873,489	7,083,688

From Distributions to Shareholders:
Total Distributions Paid
Class 1	(109,209)	(130,940)
Class 2	(706,184)	(690,388)
Investor	(4,392)	(4,494)
Service	(114,355)	(191,226)
Total distributions to shareholders	(934,140)	(1,017,048)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	2,820,468	787,483
Class 2	22,177,753	17,881,826
Investor	488,419	60,013
Service	35,697	—
Reinvestment of distributions
Class 1	109,209	130,940
Class 2	706,184	690,388
Investor	4,392	4,494
Service	114,355	191,226
Cost of shares redeemed
Class 1	(2,504,757)	(1,973,612)
Class 2	(5,349,094)	(2,658,210)
Investor	(11,427)	(4,183)
Service	(918,493)	(880,860)
Net increase in net assets from share transactions of beneficial interest	17,672,706	14,229,505
Total Increase In Net Assets	26,612,055	20,296,145

Net Assets:
Beginning of year	72,309,248	52,013,103
End of year	$98,921,303	$72,309,248

See accompanying notes to financial statements.

TOPS® ETF Portfolios

Statements of Changes in Net Assets (Continued)

	Moderate Growth ETF Portfolio
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
SHARE ACTIVITY
Class 1
Shares Sold	187,319	64,366
Shares Reinvested	7,271	10,741
Shares Redeemed	(166,714)	(164,507)
Net increase (decrease) in shares of beneficial interest outstanding	27,876	(89,400)

Class 2
Shares Sold	1,541,197	1,490,716
Shares Reinvested	49,006	58,907
Shares Redeemed	(376,598)	(219,207)
Net increase in shares of beneficial interest outstanding	1,213,605	1,330,416

Investor Class
Shares Sold	30,136	4,463
Shares Reinvested	276	348
Shares Redeemed	(714)	(321)
Net increase in shares of beneficial interest outstanding	29,698	4,490

Service Class
Shares Sold	2,440	—
Shares Reinvested	7,952	16,372
Shares Redeemed	(63,963)	(74,801)
Net decrease in shares of beneficial interest outstanding	(53,571)	(58,429)

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$16.72	$15.18	$12.88	$14.94	$12.69
Income (loss) from investment operations:
Net investment income (a)(b)	0.35	0.24	0.33	0.32	0.29
Net realized and unrealized gain (loss) on investments	2.93	1.65	2.78	(1.69)	2.32
Total income (loss) from investment operations	3.28	1.89	3.11	(1.37)	2.61
Less distributions from:
Net investment income	(0.12)	(0.21)	(0.24)	(0.16)	(0.22)
Net realized gain	—	(0.14)	(0.57)	(0.53)	(0.14)
Total distributions	(0.12)	(0.35)	(0.81)	(0.69)	(0.36)
Net asset value, end of year	$19.88	$16.72	$15.18	$12.88	$14.94
Total return (c)	19.66%	12.92%	24.70%	(9.60)%	20.70%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$4,517	$3,058	$2,199	$1,517	$785
Ratio of expenses to average net assets (d)	0.22%	0.23%	0.25%	0.22%	0.20%
Ratio of net investment income to average net assets (b)(d)	1.86%	1.68%	2.28%	2.17%	2.06%
Portfolio turnover rate	9%	23%	46%	39%	44%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$16.52	$15.01	$12.75	$14.81	$12.60
Income (loss) from investment operations:
Net investment income (a)(b)	0.32	0.22	0.28	0.26	0.23
Net realized and unrealized gain (loss) on investments	2.87	1.61	2.76	(1.65)	2.31
Total income (loss) from investment operations	3.19	1.83	3.04	(1.39)	2.54
Less distributions from:
Net investment income	(0.11)	(0.18)	(0.21)	(0.14)	(0.19)
Net realized gain	—	(0.14)	(0.57)	(0.53)	(0.14)
Total distributions	(0.11)	(0.32)	(0.78)	(0.67)	(0.33)
Net asset value, end of year	$19.60	$16.52	$15.01	$12.75	$14.81
Total return (c)	19.31%	12.68%	24.37%	(9.88)%	20.31%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$73,834	$33,897	$18,077	$13,452	$10,409
Ratio of expenses to average net assets (d)	0.47%	0.48%	0.50%	0.47%	0.45%
Ratio of net investment income to average net assets (b)(d)	1.73%	1.56%	1.99%	1.80%	1.69%
Portfolio turnover rate	9%	23%	46%	39%	44%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$17.79	$16.18	$13.75	$14.81	$13.44
Income (loss) from investment operations:
Net investment income (a)(b)	0.33	0.19	0.38	0.23	0.23
Net realized and unrealized gain (loss) on investments	3.07	1.74	2.86	(0.62)	1.47
Total income (loss) from investment operations	3.40	1.93	3.24	(0.39)	1.70
Less distributions from:
Net investment income	(0.09)	(0.18)	(0.24)	(0.14)	(0.19)
Net realized gain	—	(0.14)	(0.57)	(0.53)	(0.14)
Total distributions	(0.09)	(0.32)	(0.81)	(0.67)	(0.33)
Net asset value, end of year	$21.10	$17.79	$16.18	$13.75	$14.81
Total return (c)	19.11%	12.34%	24.06%	(10.22)%	18.78%
Ratios and Supplemental Data:
Net assets, end of period (d)	$2,274,678	$1,010,285	$624,274	$19,713	$15
Ratio of expenses to average net assets (e)	0.72%	0.73%	0.75%	0.72%	0.70%
Ratio of net investment income to average net assets (b)(e)	1.61%	1.26%	2.47%	1.55%	1.44%
Portfolio turnover rate	9%	23%	46%	39%	44%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Actual net assets, not truncated.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Service Class Shares

	Year Ended	Year Ended	Period Ended
	December 31, 2021	December 31, 2020	December 31, 2019 (a)
Net asset value, beginning of period	$16.52	$15.01	$14.76
Income (loss) from investment operations:
Net investment income (b)(c)	0.36	0.00 (h)	0.00	(h)
Net realized and unrealized gain on investments	2.83	1.83	1.03
Total income from investment operations	3.19	1.83	1.03
Less distributions from:
Net investment income	(0.11)	(0.18)	(0.21)
Net realized gain	—	(0.14)	(0.57)
Total distributions	(0.11)	(0.32)	(0.78)
Net asset value, end of period (d)	$19.60	$16.52	$15.01
Total return (e)	19.31%	12.68%	7.42%
Ratios and Supplemental Data:
Net assets, end of period (f)	$21	$18	$16
Ratio of expenses to average net assets (g)	0.52%	0.53%	0.55	% (i)
Ratio of net investment income to average net assets (c)(g)	1.41%	1.06%	2.27	% (i)
Portfolio turnover rate	9%	23%	46%

(a)	The Aggressive Growth ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	NAV does not recalculate due to rounding of net assets.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Rounded net assets, not truncated.

(g)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(h)	Amount represents less than $0.01 per share.

(i)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020		December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$13.81	$12.91		$11.53	$12.58	$11.60
Income (loss) from investment operations:
Net investment income (a)(b)	0.33	0.22		0.32	0.32	0.30
Net realized and unrealized gain (loss) on investments	1.04	0.87		1.53	(0.98)	0.99
Total income (loss) from investment operations	1.37	1.09		1.85	(0.66)	1.29
Less distributions from:
Net investment income	(0.14)	(0.19)		(0.22)	(0.17)	(0.19)
Net realized gain	—	(0.00	) (e)	(0.25)	(0.22)	(0.12)
Total distributions	(0.14)	(0.19)		(0.47)	(0.39)	(0.31)
Net asset value, end of year	$15.04	$13.81		$12.91	$11.53	$12.58
Total return (c)	9.97%	8.62%		16.26%	(5.38)%	11.20%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$10,116	$8,045		$6,764	$5,009	$4,086
Ratio of expenses to average net assets (d)	0.22%	0.21%		0.24%	0.22%	0.20%
Ratio of net investment income to average net assets (b)(d)	2.23%	1.71%		2.56%	2.59%	2.43%
Portfolio turnover rate	13%	23%		37%	45%	51%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020		December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$13.28	$12.43		$11.13	$12.17	$11.23
Income (loss) from investment operations:
Net investment income (a)(b)	0.29	0.19		0.28	0.28	0.24
Net realized and unrealized gain (loss) on investments	0.99	0.83		1.47	(0.95)	0.98
Total income (loss) from investment operations	1.28	1.02		1.75	(0.67)	1.22
Less distributions from:
Net investment income	(0.13)	(0.17)		(0.20)	(0.15)	(0.16)
Net realized gain	—	(0.00	) (e)	(0.25)	(0.22)	(0.12)
Total distributions	(0.13)	(0.17)		(0.45)	(0.37)	(0.28)
Net asset value, end of year	$14.43	$13.28		$12.43	$11.13	$12.17
Total return (c)	9.62%	8.40%		15.93%	(5.62)%	10.95%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$55,173	$32,802		$18,536	$12,444	$9,257
Ratio of expenses to average net assets (d)	0.47%	0.46%		0.49%	0.47%	0.45%
Ratio of net investment income to average net assets (b)(d)	2.06%	1.55%		2.35%	2.35%	2.04%
Portfolio turnover rate	13%	23%		37%	45%	51%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(e)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Investor Class Shares

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020		December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$14.13	$13.25		$11.87	$12.16	$11.76
Income (loss) from investment operations:
Net investment income (a)(b)	0.31	0.15		0.44	0.25	0.24
Net realized and unrealized gain (loss) on investments	1.01	0.90		1.41	(0.17)	0.44
Total income (loss) from investment operations	1.32	1.05		1.85	0.08	0.68
Less distributions from:
Net investment income	(0.10)	(0.17)		(0.22)	(0.15)	(0.16)
Net realized gain	—	(0.00	) (f)	(0.25)	(0.22)	(0.12)
Total distributions	(0.10)	(0.17)		(0.47)	(0.37)	(0.28)
Net asset value, end of year	$15.35	$14.13		$13.25	$11.87	$12.16
Total return (c)	9.34%	8.09%		15.78%	(5.81)%	10.13%
Ratios and Supplemental Data:
Net assets, end of period (d)	$2,288,027	$1,044,188		$1,016,591	$26,277	$12
Ratio of expenses to average net assets (e)	0.72%	0.72%		0.74%	0.72%	0.70%
Ratio of net investment income to average net assets (b)(e)	2.09%	1.18%		3.35%	2.10%	1.79%
Portfolio turnover rate	13%	23%		37%	45%	51%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Actual net assets, not truncated.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Service Class Shares

	Year Ended	Year Ended		Period Ended
	December 31, 2021	December 31, 2020		December 31, 2019 (a)
Net asset value, beginning of period	$13.28	$12.43		$12.16
Income (loss) from investment operations:
Net investment income (b)(c)	0.42	0.00	(g)	0.00	(g)
Net realized and unrealized gain on investments	0.85	1.02		0.72
Total income from investment operations	1.27	1.02		0.72
Less distributions from:
Net investment income	(0.12)	(0.17)		(0.20)
Net realized gain	—	(0.00	) (g)	(0.25)
Total distributions	(0.12)	(0.17)		(0.45)
Net asset value, end of period	$14.43	$13.28	(h)	$12.43	(h)
Total return (d)	9.62%	8.40%		6.18%
Ratios and Supplemental Data:
Net assets, end of period (e)	$469,051	$14		$13
Ratio of expenses to average net assets (f)	0.52%	0.52%		0.54	% (i)
Ratio of net investment income to average net assets (c)(f)	2.95%	0.98%		3.15	% (i)
Portfolio turnover rate	13%	23%		37%

(a)	The Balanced ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Rounded net assets, not truncated.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Amount represents less than $0.01 per share.

(h)	NAV does not recalculate due to rounding of net assets.

(i)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$12.89	$12.26	$11.28	$11.91	$11.23
Income (loss) from investment operations:
Net investment income (a)(b)	0.28	0.19	0.29	0.29	0.25
Net realized and unrealized gain (loss) on investments	0.59	0.68	1.06	(0.57)	0.53
Total income (loss) from investment operations	0.87	0.87	1.35	(0.28)	0.78
Less distributions from:
Net investment income	(0.13)	(0.22)	(0.24)	(0.17)	(0.10)
Net realized gain	—	(0.02)	(0.13)	(0.18)	—
Total distributions	(0.13)	(0.24)	(0.37)	(0.35)	(0.10)
Net asset value, end of year	$13.63	$12.89	$12.26	$11.28	$11.91
Total return (c)	6.74%	7.23%	12.03%	(2.48)%	7.00%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$15,125	$11,103	$9,525	$7,506	$5,949
Ratio of expenses to average net assets (d)	0.24%	0.25%	0.28%	0.23%	0.20%
Ratio of net investment income to average net assets (b)(d)	2.12%	1.60%	2.43%	2.44%	2.15%
Portfolio turnover rate	8%	28%	28%	47%	56%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$12.79	$12.17	$11.21	$11.85	$11.17
Income (loss) from investment operations:
Net investment income (a)(b)	0.24	0.17	0.27	0.26	0.22
Net realized and unrealized gain (loss) on investments	0.58	0.67	1.03	(0.57)	0.54
Total income (loss) from investment operations	0.82	0.84	1.30	(0.31)	0.76
Less distributions from:
Net investment income	(0.10)	(0.20)	(0.21)	(0.15)	(0.08)
Net realized gain	—	(0.02)	(0.13)	(0.18)	—
Total distributions	(0.10)	(0.22)	(0.34)	(0.33)	(0.08)
Net asset value, end of year	$13.51	$12.79	$12.17	$11.21	$11.85
Total return (c)	6.45%	7.04%	11.70%	(2.68)%	6.83%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$8,605	$6,662	$4,618	$3,218	$2,581
Ratio of expenses to average net assets (d)	0.49%	0.50%	0.53%	0.48%	0.45%
Ratio of net investment income to average net assets (c)(d)	1.83%	1.36%	2.27%	2.18%	1.87%
Portfolio turnover rate	8%	28%	28%	47%	56%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$13.14	$12.54	$11.60	$11.84	$11.48
Income (loss) from investment operations:
Net investment income (a)(b)	0.27	0.19	0.34	0.23	0.22
Net realized and unrealized gain (loss) on investments	0.55	0.64	0.97	(0.14)	0.24
Total income (loss) from investment operations	0.82	0.83	1.31	0.09	0.46
Less distributions from:
Net investment income	(0.12)	(0.21)	(0.24)	(0.15)	(0.10)
Net realized gain	—	(0.02)	(0.13)	(0.18)	—
Total distributions	(0.12)	(0.23)	(0.37)	(0.33)	(0.10)
Net asset value, end of year	$13.84	$13.14	$12.54	$11.60	$11.84
Total return (c)	6.27%	6.68%	11.35%	(2.59)%	6.44%
Ratios and Supplemental Data:
Net assets, end of period (d)	$5,811,150	$880,209	$294,872	$12	$12
Ratio of expenses to average net assets (e)	0.74%	0.75%	0.78%	0.73%	0.70%
Ratio of net investment income to average net assets (b)(e)	1.97%	1.52%	2.75%	1.96%	1.62%
Portfolio turnover rate	8%	28%	28%	47%	56%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Actual net assets, not truncated.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Service Class Shares

	Year Ended	Year Ended	Period Ended
	December 31, 2021	December 31, 2020	December 31, 2019 (a)
Net asset value, beginning of period	$12.79	$12.17	$11.93
Income (loss) from investment operations:
Net investment income (b)(c)	0.30	0.00 (h)	0.00	(h)
Net realized and unrealized gain on investments	0.52	0.84	0.58
Total income from investment operations	0.82	0.84	0.58
Less distributions from:
Net investment income	(0.10)	(0.20)	(0.21)
Net realized gain	—	(0.02)	(0.13)
Total distributions	(0.10)	(0.22)	(0.34)
Net asset value, end of period (d)	$13.51	$12.79	$12.17
Total return (e)	6.45%	7.04%	4.94%
Ratios and Supplemental Data:
Net assets, end of period (f)	$14	$13	$13
Ratio of expenses to average net assets (g)	0.54%	0.55%	0.58	% (i)
Ratio of net investment income to average net assets (c)(g)	1.77%	1.32%	2.55	% (i)
Portfolio turnover rate	8%	28%	28%

(a)	The Conservative ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	NAV does not recalculate due to rounding of net assets.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Rounded net assets, not truncated.

(g)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(h)	Amount represents less than $0.01 per share.

(i)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$16.88	$15.43	$13.29	$15.35	$13.27
Income (loss) from investment operations:
Net investment income (a)(b)	0.40	0.25	0.37	0.35	0.30
Net realized and unrealized gain (loss) on investments	2.44	1.53	2.54	(1.61)	2.10
Total income (loss) from investment operations	2.84	1.78	2.91	(1.26)	2.40
Less distributions from:
Net investment income	(0.16)	(0.24)	(0.26)	(0.20)	(0.21)
Net realized gain	—	(0.09)	(0.51)	(0.60)	(0.11)
Total distributions	(0.16)	(0.33)	(0.77)	(0.80)	(0.32)
Net asset value, end of year	$19.56	$16.88	$15.43	$13.29	$15.35
Total return (c)	16.89%	11.92%	22.36%	(8.57)%	18.24%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$7,336	$5,487	$4,834	$3,664	$3,302
Ratio of expenses to average net assets (d)	0.21%	0.22%	0.23%	0.21%	0.20%
Ratio of net investment income to average net assets (b)(d)	2.13%	1.72%	2.47%	2.31%	2.10%
Portfolio turnover rate	10%	27%	49%	43%	41%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$16.52	$15.14	$13.06	$15.11	$13.08
Income (loss) from investment operations:
Net investment income (a)(b)	0.35	0.23	0.33	0.32	0.28
Net realized and unrealized gain (loss) on investments	2.37	1.48	2.50	(1.59)	2.05
Total income (loss) from investment operations	2.72	1.71	2.83	(1.27)	2.33
Less distributions from:
Net investment income	(0.14)	(0.24)	(0.24)	(0.18)	(0.19)
Net realized gain	—	(0.09)	(0.51)	(0.60)	(0.11)
Total distributions	(0.14)	(0.33)	(0.75)	(0.78)	(0.30)
Net asset value, end of year	$19.10	$16.52	$15.14	$13.06	$15.11
Total return (c)	16.52%	11.67%	22.07%	(8.78)%	17.94%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$79,054	$47,067	$29,405	$20,228	$15,532
Ratio of expenses to average net assets (d)	0.46%	0.47%	0.48%	0.46%	0.45%
Ratio of net investment income to average net assets (b)(d)	1.92%	1.59%	2.25%	2.12%	1.97%
Portfolio turnover rate	10%	27%	49%	43%	41%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$18.10	$16.49	$14.23	$15.11	$14.09
Income (loss) from investment operations:
Net investment income (b)(c)	0.42	0.17	0.34	0.28	0.28
Net realized and unrealized gain (loss) on investments	2.53	1.66	2.69	(0.38)	1.04
Total income (loss) from investment operations	2.95	1.83	3.03	(0.10)	1.32
Less distributions from:
Net investment income	(0.10)	(0.13)	(0.26)	(0.18)	(0.19)
Net realized gain	—	(0.09)	(0.51)	(0.60)	(0.11)
Total distributions	(0.10)	(0.22)	(0.77)	(0.78)	(0.30)
Net asset value, end of year	$20.95	$18.10	$16.49	$14.23	$15.11
Total return (d)	16.30%	11.36%	21.72%	(8.92)%	16.23%
Ratios and Supplemental Data:
Net assets, end of period (d)	$2,059,907	$693,827	$1,043,741	$33,812	$15
Ratio of expenses to average net assets (e)	0.71%	0.72%	0.73%	0.71%	0.70%
Ratio of net investment income to average net assets (c)(e)	2.06%	1.12%	2.14%	1.87%	1.72%
Portfolio turnover rate	10%	27%	49%	43%	41%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Actual net assets, not truncated.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Service Class Shares

	Year Ended	Year Ended	Period Ended
	December 31, 2021	December 31, 2020	December 31, 2019 (a)
Net asset value, beginning of period	$16.52	$15.14	$14.88
Income (loss) from investment operations:
Net investment income (b)(c)	0.39	0.00 (h)	0.00	(h)
Net realized and unrealized gain on investments	2.33	1.71	1.01
Total income from investment operations	2.72	1.71	1.01
Less distributions from:
Net investment income	(0.14)	(0.24)	(0.24)
Net realized gain	—	(0.09)	(0.51)
Total distributions	(0.14)	(0.33)	(0.75)
Net asset value, end of period (d)	$19.10	$16.52	$15.14
Total return (e)	16.52%	11.67%	7.16%
Ratios and Supplemental Data:
Net assets, end of period (f)	$21	$18	$16
Ratio of expenses to average net assets (g)	0.51%	0.52%	0.53	% (i)
Ratio of net investment income to average net assets (c)(g)	1.86%	0.92%	1.94	% (i)
Portfolio turnover rate	10%	27%	49%

(a)	The Growth ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	NAV does not recalculate due to rounding of net assets.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Rounded net assets, not truncated.

(g)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(h)	Amount represents less than $0.01 per share.

(i)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$13.87	$12.74	$11.13	$12.40	$11.02
Income (loss) from investment operations:
Net investment income (a)(b)	0.32	0.22	0.32	0.31	0.28
Net realized and unrealized gain (loss) on investments	1.49	1.13	1.79	(1.10)	1.30
Total income (loss) from investment operations	1.81	1.35	2.11	(0.79)	1.58
Less distributions from:
Net investment income	(0.17)	(0.20)	(0.22)	(0.17)	(0.16)
Net realized gain	—	(0.02)	(0.28)	(0.31)	(0.04)
Total distributions	(0.17)	(0.22)	(0.50)	(0.48)	(0.20)
Net asset value, end of year	$15.51	$13.87	$12.74	$11.13	$12.40
Total return (c)	13.12%	10.83%	19.14%	(6.60)%	14.38%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$9,750	$8,334	$8,793	$6,797	$6,150
Ratio of expenses to average net assets (d)	0.21%	0.20%	0.23%	0.21%	0.20%
Ratio of net investment income to average net assets (b)(d)	2.14%	1.77%	2.64%	2.51%	2.35%
Portfolio turnover rate	12%	27%	39%	33%	43%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$13.33	$12.26	$10.73	$11.99	$10.67
Income (loss) from investment operations:
Net investment income (a)(b)	0.28	0.20	0.29	0.28	0.23
Net realized and unrealized gain (loss) on investments	1.42	1.07	1.72	(1.08)	1.27
Total income (loss) from investment operations	1.70	1.27	2.01	(0.80)	1.50
Less distributions from:
Net investment income	(0.15)	(0.18)	(0.20)	(0.15)	(0.14)
Net realized gain	—	(0.02)	(0.28)	(0.31)	(0.04)
Total distributions	(0.15)	(0.20)	(0.48)	(0.46)	(0.18)
Net asset value, end of year	$14.88	$13.33	$12.26	$10.73	$11.99
Total return (c)	12.82%	10.60%	18.91%	(6.89)%	14.11%
Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$75,899	$51,819	$31,364	$19,842	$14,302
Ratio of expenses to average net assets (d)	0.46%	0.45%	0.48%	0.46%	0.45%
Ratio of net investment income to average net assets (b)(d)	1.97%	1.66%	2.48%	2.32%	1.99%
Portfolio turnover rate	12%	27%	39%	33%	43%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each year indicated.

	Investor Class Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value, beginning of year	$14.69	$13.54	$11.86	$11.98	$11.65
Income (loss) from investment operations:
Net investment income (a)(b)	0.33	0.17	0.49	0.25	0.23
Net realized and unrealized gain (loss) on investments	1.51	1.19	1.68	0.09	0.28
Total income (loss) from investment operations	1.84	1.36	2.17	0.34	0.51
Less distributions from:
Net investment income	(0.13)	(0.19)	(0.21)	(0.15)	(0.14)
Net realized gain	—	(0.02)	(0.28)	(0.31)	(0.04)
Total distributions	(0.13)	(0.21)	(0.49)	(0.46)	(0.18)
Net asset value, end of year	$16.40	$14.69	$13.54	$11.86	$11.98
Total return (c)	12.57%	10.24%	18.52%	(6.50)%	12.31%
Ratios and Supplemental Data:
Net assets, end of period (d)	$848,083	$323,433	$237,205	$11,151	$12
Ratio of expenses to average net assets (e)	0.71%	0.70%	0.73%	0.71%	0.70%
Ratio of net investment income to average net assets (c)(e)	2.07%	1.33%	3.75%	2.07%	1.74%
Portfolio turnover rate	12%	27%	39%	33%	43%

(a)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any.

(d)	Actual net assets, not truncated.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Service Class Shares

	Year Ended	Year Ended	Period Ended
	December 31, 2021	December 31, 2020	December 31, 2019 (a)
Net asset value, beginning of period	$13.28	$12.24	$11.97
Income (loss) from investment operations:
Net investment income (b)(c)	0.26	0.17	0.36
Net realized and unrealized gain on investments	1.43	1.08	0.40
Total income from investment operations	1.69	1.25	0.76
Less distributions from:
Net investment income	(0.13)	(0.19)	(0.21)
Net realized gain	—	(0.02)	(0.28)
Total distributions	(0.13)	(0.21)	(0.49)
Net asset value, end of period	$14.84	$13.28	$12.24
Total return (d)	12.80%	10.48%	6.60%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$12,425	$11,834	$11,619
Ratio of expenses to average net assets (e)	0.51%	0.50%	0.53	% (f)
Ratio of net investment income to average net assets (c)(e)	1.78%	1.48%	4.45	% (f)
Portfolio turnover rate	12%	27%	39%

(a)	The Moderate Growth ETF Portfolio Service Class Shares commenced operations on April 30, 2019.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

See accompanying notes to financial statements.

TOPS® ETF Portfolios
Notes to Financial Statements
December 31, 2021

1.	ORGANIZATION

The TOPS® ETF Portfolios (each a “Portfolio”, collectively the “Portfolios”) are comprised of five different actively managed portfolios. Each Portfolio is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses. The investment objective of each Portfolio is as follows:

Portfolio	Primary Objective
Aggressive Growth ETF Portfolio	Capital appreciation.
Balanced ETF Portfolio	Income and capital appreciation.
Conservative ETF Portfolio	Preserve capital and provide moderate income and moderate capital appreciation.
Growth ETF Portfolio	Capital appreciation.
Moderate Growth ETF Portfolio	Capital appreciation.

The Portfolios currently offer four classes of shares: Class 1 Shares, Class 2 Shares, Investor Class Shares and Service Class Shares. Each class of shares of the Portfolios has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Portfolios’ share classes differ in the fees and expenses charged to shareholders. The Portfolios’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies”, including Accounting Standards Update 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Portfolios may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Portfolios’ holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Funds of Funds - The Portfolios may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of directors or trustees of the open-end investment companies.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2021

The Portfolios may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.

Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2021

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2021 for each Portfolio’s investments measured at fair value:

Aggressive Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$78,935,943	$—	$—	$78,935,943
Short-Term Investments	2,170,717	—	—	2,170,717
Total	$81,106,660	$—	$—	$81,106,660

Balanced ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$66,756,906	$—	$—	$66,756,906
Short-Term Investments	4,403,390	—	—	4,403,390
Total	$71,160,296	$—	$—	$71,160,296

Conservative ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$28,958,528	$—	$—	$28,958,528
Short-Term Investments	2,099,275	—	—	2,099,275
Total	$31,057,803	$—	$—	$31,057,803

Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$86,630,627	$—	$—	$86,630,627
Short-Term Investments	3,977,672	—	—	3,977,672
Total	$90,608,299	$—	$—	$90,608,299

Moderate Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$96,917,431	$—	$—	$96,917,431
Short-Term Investments	7,842,165	—	—	7,842,165
Total	$104,759,596	$—	$—	$104,759,596

The Portfolios did not hold any Level 2 or 3 securities during the year ended December 31, 2021.

*	Refer to the Schedules of Investments for security classifications.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2021

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Federal Income Tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolios’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended or expected to be taken in the Portfolios’ December 31, 2021 year-end tax returns. Each Portfolio identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Portfolio makes significant investments. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). An ETF is a type of open-end fund, however, unlike a mutual fund, its shares are bought and sold on a securities exchange at market price and only certain financial institutions called authorized participants may buy and redeem shares of the ETF at net asset value. ETF shares can trade at either a premium or discount to net asset value. Each ETF like a mutual fund is subject to specific risks depending on the type of strategy (actively managed or passively tracking an index) and the composition of its underlying holdings. Investing in an ETF involves substantially the same risks as investing directly in the ETF’s underlying holdings. ETFs pay fees and incur operating expenses, which reduce the total return earned by the ETFs from their underlying holdings. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

Security Loans - The Portfolios have entered into a securities lending arrangement with The Bank of New York Mellon (the “Borrower”). Under the terms of the agreement, the Portfolios are authorized to loan securities to the Borrower. In exchange, the Portfolios receive cash and securities as collateral in the amount of at least 102% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in the Schedules of Investments. Securities received as collateral are U.S. government securities; securities received as collateral, if any, are not recognized as portfolios assets. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering its securities and possible loss of income or value if the Borrower fails to return them.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2021

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of each Portfolio. Each Portfolio has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, each Portfolio is indemnified for such losses by the security lending agreement. Should the Borrower fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market.

The following table is a summary of the Portfolios’ securities loaned and related collateral which are subject to a netting agreement as of December 31, 2021:

				Gross Amounts Not Offset in the
				Statement of Assets & Liabilities *
			Net Amounts of
		Gross Amounts	Assets
		Offset in the	Presented in the
	Gross Amounts	Statements of	Statements of	Financial	Pledged
	of Recognized	Assets &	Assets &	Instruments	Collateral	Net Amount of
Assets:	Assets	Liabilities	Liabilities	Pledged	Received	Assets
Balanced ETF Portfolio
Description:
Securities Loaned	$2,914,343	$—	$2,914,343	$310,673	$2,603,670	$—
Total	$2,914,343	$—	$2,914,343	$310,673	$2,603,670	$—

Conservative ETF Portfolio
Description:
Securities Loaned	$1,328,633	$—	$1,328,633	$178,209	$1,150,424	$—
Total	$1,328,633	$—	$1,328,633	$178,209	$1,150,424	$—

Growth ETF Portfolio
Description:
Securities Loaned	$2,693,798	$—	$2,693,798	$1,009,956	$1,683,842	$—
Total	$2,693,798	$—	$2,693,798	$1,009,956	$1,683,842	$—

Moderate Growth ETF Portfolio
Description:
Securities Loaned	$5,232,407	$—	$5,232,407	$82,855	$5,149,552	$—
Total	$5,232,407	$—	$5,232,407	$82,855	$5,149,552	$—

*	The amount is limited to the securities loaned asset balance and accordingly, does not include excess collateral pledged.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2021

The following table breaks out the holdings received as collateral as of December 31, 2021:

Securities Lending Transactions
Overnight and Continuous
Balanced ETF Portfolio
STIT - Government & Agency Portfolio, Institutional Class	$2,668,369

Conservative ETF Portfolio
STIT - Government & Agency Portfolio, Institutional Class	$1,179,876

Growth ETF Portfolio
STIT - Government & Agency Portfolio, Institutional Class	$1,743,081

Moderate Growth ETF Portfolio
STIT - Government & Agency Portfolio, Institutional Class	$5,265,833

The fair value of the securities loaned for the Balanced ETF Portfolio, Conservative ETF Portfolio, Growth ETF Portfolio and Moderate Growth ETF Portfolio totaled $2,914,343, $1,328,633, $2,693,798 and $5,232,407 at December 31, 2021, respectively. The Aggressive Growth ETF Portfolio did not hold any securities on loan as of December 31, 2021. The securities loaned are noted in the Schedules of Investments. The fair value of the “collateral for securities loaned” on each Schedule of Investments includes only cash collateral received and reinvested that totaled $2,668,369, $1,179,876, $1,743,081 and $5,265,833 for the Balanced ETF Portfolio, Conservative ETF Portfolio, Growth ETF Portfolio and Moderate Growth ETF Portfolio at December 31, 2021, respectively. This amount is offset by a liability recorded as “Collateral on securities loaned.” At December 31, 2021, the Balanced ETF Portfolio, Conservative ETF Portfolio, Growth ETF Portfolio and Moderate Growth ETF Portfolio received non-cash collateral of $310,673, $178,209, $1,009,956 and $82,855, respectively. The non-cash collateral consists of short-term investments and long-term bonds and is held for benefit of a Portfolio at the Portfolio’s custodian. A Portfolio cannot pledge or resell the collateral.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Aggressive Growth ETF Portfolio	$38,743,321	$5,658,513
Balanced ETF Portfolio	28,123,334	6,830,141
Conservative ETF Portfolio	11,583,562	1,850,118
Growth ETF Portfolio	32,033,410	7,243,215
Moderate Growth ETF Portfolio	27,564,925	9,878,714

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2021

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ValMark Advisers, Inc. serves as the Portfolios’ investment advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management LLC as the Portfolios’ sub-advsior (the “Sub-Advisor”). Pursuant to an advisory agreement with the Trust, on behalf of the Portfolios, the Advisor, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolios pay the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.10% of each Portfolio’s average daily net assets. For the year ended December 31, 2021, the Portfolios paid the following in advisory fees.

Fund	Advisory Fees
Aggressive Growth ETF Portfolio	$61,796
Balanced ETF Portfolio	55,129
Conservative ETF Portfolio	24,980
Growth ETF Portfolio	72,352
Moderate Growth ETF Portfolio	84,939

The Trust, on behalf of the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (“12b-1 Plan” or “Plan”) for each of Class 2 shares and Investor Class shares. The fee is calculated at an annual rate of 0.25% and 0.50% of the average daily net assets attributable to each Portfolio’s Class 2 shares and Investor Class shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of each Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. For the year ended December 31, 2021, the Portfolios paid the following in distribution fees under the Plan.

Fund	Distribution Fees
Aggressive Growth ETF Portfolio	$148,127
Balanced ETF Portfolio	117,282
Conservative ETF Portfolio	39,340
Growth ETF Portfolio	167,430
Moderate Growth ETF Portfolio	159,807

Service Class shares also include shareholder servicing and administrative fees for Balanced ETF Portfolio and Moderate Growth ETF Portfolio Fund in the amounts of $687, and $37,023, respectively.

In addition, certain affiliates of the Distributor provide services to the Portfolios as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the terms of an administrative servicing agreement with UFS, each Portfolio pays to UFS a monthly fee for all operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees.

For the year ended December 31, 2021, the Trustees received fees in the amount of $15,698 on behalf of each Portfolio.

The approved entities may be affiliates of UFS and the Distributor. Certain Officers of the Trust are also Officers of UFS, and are not paid any fees directly by the Portfolios for serving in such capacities.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2021

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from UFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from UFS under the administrative servicing agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under Section 2(a)(9) of the 1940 Act. As of December 31, 2021, ownership percentages of the holders of the voting securities of each Portfolio that may be deemed to control the Portfolio were as follows:

Aggressive Growth ETF Portfolio

Pruco Life Insurance Company	90%

Balanced ETF Portfolio

Pruco Life Insurance Company	74%

Conservative ETF Portfolio

Members Life Insurance Company	51%

Growth ETF Portfolio

Pruco Life Insurance Company	83%

Moderate Growth ETF Portfolio

Pruco Life Insurance Company	65%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2021

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Represents aggregate cost for federal tax purposes for the Portfolios as of December 31, 2021 and differs from market value by net unrealized appreciation/depreciation which consisted of:

		Gross	Gross	Total
		Unrealized	Unrealized	Unrealized
Portfolio	Aggregate Cost	Appreciation	Depreciation	Appreciation
Aggressive ETF Portfolio	$66,226,764	$15,127,961	$(248,065)	$14,879,896
Balanced ETF Portfolio	63,830,358	8,038,792	(708,854)	7,329,938
Conservative ETF Portfolio	28,876,635	2,423,359	(242,191)	2,181,168
Growth ETF Portfolio	73,945,398	17,267,389	(604,488)	16,662,901
Moderate Growth ETF Portfolio	88,592,948	16,902,765	(736,117)	16,166,648

The tax character of the Portfolios’ distributions paid for the years ended December 31, 2021 and December 31, 2020 was as follows:

For the year ended December 31, 2021:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Aggressive Growth ETF Portfolio	$468,981	$—	$468,981
Balanced ETF Portfolio	575,802	—	575,802
Conservative ETF Portfolio	255,030	—	255,030
Growth ETF Portfolio	717,780	—	717,780
Moderate Growth ETF Portfolio	1,023,350	—	1,023,350

For the year ended December 31, 2020:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Aggressive Growth ETF Portfolio	$360,685	$284,569	$645,254
Balanced ETF Portfolio	509,891	11,217	521,108
Conservative ETF Portfolio	292,648	25,437	318,085
Growth ETF Portfolio	670,771	248,360	919,131
Moderate Growth ETF Portfolio	904,804	112,244	1,017,048

The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $76,897, $52,090, $14,003, $93,132 and $89,210 for the fiscal year ended December 31, 2021 for Aggressive Growth ETF Portfolio, Balanced ETF Portfolio, Conservative ETF Portfolio, Growth ETF Portfolio and Moderate Growth ETF Portfolio, respectively, which has been passed through to the Portfolios’ underlying shareholders and are deemed dividends for tax purposes.

TOPS® ETF Portfolios
Notes to Financial Statements (Continued)
December 31, 2021

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Aggressive Growth ETF Portfolio	$1,075,156	$58,874	$—	$—	$—	$14,879,896	$16,013,926
Balanced ETF Portfolio	1,207,779	1,068,599	—	—	—	7,329,938	9,606,316
Conservative ETF Portfolio	554,380	385,904	—	—	—	2,181,168	3,121,452
Growth ETF Portfolio	1,407,990	585,793	—	—	—	16,662,901	18,656,684
Moderate Growth ETF Portfolio	1,727,970	1,319,251	—	—	—	16,166,648	19,213,869

The difference between book basis and tax basis accumulated net realized gains/ losses and unrealized appreciation/ depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

At December 31, 2021, the Portfolios had no capital loss carry forwards for federal income tax purposes. Capital loss carryforward utilized as follows:

	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Aggressive Growth ETF Portfolio	$—	$—	$—	$1,620,556
Balanced ETF Portfolio	—	—	—	407,395
Conservative ETF Portfolio	—	—	—	48,889
Growth ETF Portfolio	—	—	—	1,702,278
Moderate Growth ETF Portfolio	—	—	—	1,604,159

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of Northern Lights Variable Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of TOPS Aggressive Growth ETF Portfolio, TOPS Balanced ETF Portfolio, TOPS Conservative ETF Portfolio, TOPS Growth ETF Portfolio, and TOPS Moderate Growth ETF Portfolio, each a portfolio constituting the Northern Lights Variable Trust (the “Portfolios”), as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended December 31, 2017 were audited by other auditors whose report, dated February 16, 2018, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 18, 2022

We have served as the auditor of one or more TOPS Portfolios investment companies since 2019.

TOPS® ETF Portfolios
Additional Information (Unaudited)
December 31, 2021

ValMark Advisers, Inc. - Adviser to TOPS® Aggressive Growth ETF Portfolio (“TOPS Aggressive”), TOPS® Balanced ETF Portfolio (“TOPS Balanced”), TOPS® Conservative ETF Portfolio (“TOPS Conservative”), TOPS® Growth ETF Portfolio (“TOPS Growth”), and TOPS® Moderate Growth ETF Portfolio (“TOPS Moderate”) (collectively “TOPS Non-Risk Managed Portfolios” or “TOPS Portfolio”) and

TOPS® Managed Risk Balanced ETF Portfolio (“TOPS Risk Balanced”), TOPS® Managed Risk Growth ETF Portfolio (“TOPS Risk Growth”), TOPS® Managed Risk Flex ETF Portfolio, (“TOPS Risk ETF”), TOPS® Managed Risk Flex ETF Portfolio (“TOPS Risk Flex”), (collectively “TOPS Risk Managed Portfolios” or “TOPS Portfolio”)

In connection with the regular meeting held on November 9-10 & 12, 2021 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between ValMark Advisers, Inc (the “Adviser”) and the Trust, with respect to each TOPS Portfolio (the “Fund” or “Funds”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the Adviser had approximately $7.1 billion in assets under management and specialized in creating and managing ETF portfolios, providing financial planning, and investment advisory and risk management services to high-net-worth investors and institutional clients. The Trustees discussed the backgrounds of the key personnel responsible for servicing the Portfolios and noted their collective experience demonstrated a robust investment management team with diverse skill sets. The Trustees reviewed the adviser’s proprietary investment process and commented that it utilized asset allocation technology and researched many asset classes. The Trustees discussed how the Adviser set asset allocation levels, selected ETFs, and rebalanced portfolios. The Trustees reviewed the Adviser’s process for overseeing the sub-adviser and discussed the Adviser’s multi-step methodology for managing risk. They noted that for TOPS Managed Risk portfolios, the Adviser engaged the sub-adviser to apply a customized risk overlay strategy. The Trustees further noted that the Adviser conducted regular due diligence of the sub-adviser, which included compliance and trading oversight of the TOPS Managed Risk Portfolios and oversight of the trading for the TOPS Non-Managed Risk Portfolios. The Trustees reviewed the Adviser’s ability to manage the risk profile of each Fund and noted that the Adviser attempted to manage and mitigate potential risks by using an ETF selection process that was designed to identify ETFs that closely track the returns of an underlying index. The Trustees acknowledged that the Adviser monitored compliance with each Fund’s investment limitations by reviewing position reports for allocation drift, concentration risk, and compliance with each Fund’s prospectus disclosures. The Trustees noted that the Adviser delegated trading execution to the sub-adviser but utilized a best execution committee to review executing brokers and monitor execution. The Trustees acknowledged that the Adviser had sufficient resources and personnel to support the investment strategy and the Funds’ compliance requirements. The Trustees concluded that the Adviser continued to provide a high level of quality service to the Funds for the benefit of shareholders.

TOPS® ETF Portfolios
Additional Information (Unaudited) (Continued)
December 31, 2021

Performance.

TOPS Aggressive. The Trustees noted the Fund’s objective of providing capital appreciation and observed that the Fund had approximately $65 million in assets and returned approximately 9.29% since the Fund’s inception in 2011. The Trustees acknowledged that the Fund received a one-star Morningstar rating while outperforming its Morningstar peer group for the one-year period with a return of over 36%. They noted that the Fund had underperformed its Morningstar category median and its benchmark for the one-year, three-year, five-year, and since inception periods. They further noted the Adviser attributed the Fund’s underperformance to its higher allocations to value stocks. The Trustees noted that the Adviser expressed its satisfaction with the Fund’s sub-adviser. They concluded that the Fund was accomplishing its objective and that the Adviser was implementing the strategy as expected.

TOPS Balanced. The Trustees noted the Fund’s objective of providing income and capital appreciation. They further noted that the Fund received a two-star Morningstar rating and had assets of $56 million as of July 31, 2021. They discussed that the Fund had outperformed its peer group median for the one-year period but underperformed its benchmark, Morningstar category and peer group medians for all comparison periods. The Trustees discussed the underperformance and noted that unlike the Fund’s comparison groups, the Fund had higher exposure to international, small and mid-capitalization companies and value securities. The Trustees reviewed the Fund’s risk metrics and acknowledged that the Fund earned 1st quartile Sharpe and Sortino ratios when compared to the Fund’s Morningstar category. They acknowledged that the Fund performed as designed and disclosed in its prospectus.

TOPS Conservative. The Trustees noted the Fund’s objective of preservation of capital and moderate income and moderate capital appreciation. They further noted that the Fund had received a three-star Morningstar rating and had assets of $27 million as of July 31, 2021. The Trustees acknowledged that the Fund outperformed its peer group median for the one-year period and Morningstar category median for the five-year and since-inception periods. The Trustees acknowledged the Fund underperformed its benchmark for all comparison periods and noted the Fund’s underperformance was the result of higher exposure to international, small and mid-capitalization companies and value securities. The Trustees noted that the Fund performed as designed and described in its prospectus. They further noted that the Adviser was satisfied with the sub-adviser’s trade execution. They concluded that the Fund was accomplishing its objective and that the Adviser was implementing the strategy as expected.

TOPS Growth. The Trustees reviewed the Fund’s objective and noted that it sought capital appreciation and received a three-star Morningstar rating. The Trustees acknowledged that the Fund’s assets had increased by approximately $35 million as of July 31, 2021. The Trustees noted that the Fund outperformed its Morningstar category and peer group medians for the one-year, three-year, and since inception periods. They acknowledged that the Fund’s overperformance appeared to be caused in part by a higher equity exposure. They considered the Fund’s underperformance compared to its benchmark and noted that the Fund held international and small and mid-capitalization securities, while the Fund’s benchmark was comprised of large capitalization growth stocks. The Trustees commented that the Adviser expressed its satisfaction with the Fund’s sub-adviser and that the sub-adviser’s services had been beneficial to the Fund’s shareholders. The Trustees agreed that the Fund performed as designed and disclosed in its prospectus.

TOPS Moderate. The Trustees reviewed the Fund’s objective, noting that it sought capital appreciation and received a three-star Morningstar rating. The Trustees noted that the Fund returned 23.72% for the period ended July 31, 2021. They further noted that the Fund outperformed its Morningstar category and peer group medians for the one-year and five-year periods. They acknowledged that the Fund underperformed its benchmark for all comparison periods and attributed the underperformance to the Fund’s allocation to value rather than growth securities. The Trustees reviewed the Fund’s risk metrics and noted that the Fund’s Sharpe and Sortino ratios had improved to the 1st quartile of the Fund’s Morningstar category. They commented that the performance of the Fund’s risk metrics was the result of the Fund’s holdings of small and mid-capitalization companies. The Trustees agreed that the Fund performed as designed and disclosed in its prospectus.

TOPS® ETF Portfolios
Additional Information (Unaudited) (Continued)
December 31, 2021

TOPS Risk Balanced. The Trustees reviewed the Fund’s objective and noted that the Fund sought to provide income and capital appreciation with less volatility than fixed income and equity markets as a whole. They further noted that the Fund received a two-star Morningstar rating. They acknowledged that the Fund outperformed its Morningstar category and peer group medians for the one-year period however, the Fund underperformed all of its comparison groups for the three-year, five-year, and since inception periods. The Trustees acknowledged that the Fund’s sub-adviser employed a hedging strategy designed to decrease the Fund’s volatility however, the hedging strategy negatively impacted the Fund’s rate of return by approximately 2.44%. They considered the benefit of the Fund’s hedging strategy and commented that it decreased the Fund’s Standard Deviation, which allowed the Fund to meet its investment objective of providing lower volatility. The Trustees acknowledged that the Fund performed as designed and could be suitable for risk adverse shareholders.

TOPS Risk Flex. The Trustees reviewed the Fund’s objective and noted that the Fund seeks income and capital appreciation with less volatility than fixed income and equity markets as a whole. They further noted that the Fund received a two-star Morningstar rating and had $160 million in assets as of July 31, 2021. The Trustees considered the Fund’s performance and acknowledged that the Fund outperformed its Morningstar category and peer group for the one-year period. They further noted that the Fund underperformed all of its comparison groups for the three-year, five-year, and since inception periods. They discussed the impact of the Fund’s hedging strategy and commented that the hedging strategy reduced the Fund’s Standard Deviation. They considered the Fund’s Sharpe ratio and noted that it was in the 1st quartile of the Fund’s peer group. The Trustees concluded that the Fund’s managed risk strategy continued to provide benefit to the Fund’s shareholders.

TOPS Risk Growth. The Trustees considered the Fund’s objective and noted that the Fund seeks to provide capital appreciation with less volatility than equity markets. They acknowledged that the Fund received a two-star Morningstar rating. The Trustees considered the Fund’s one-year performance and commented that the Fund returned 22.59% for the period ended July 31, 2021. They noted that the Fund underperformed its Morningstar category median, peer group median, and benchmark for the one-year, three-year, five-year, and since inception periods. They acknowledged that the Fund’s hedging strategy contributed to the Fund’s underperformance, noting that the hedging strategy was designed for sustained declining markets. The Trustees considered the Fund’s risk metrics and acknowledged that the Fund’s Sharpe and Sortino ratios were in the 3rd or 4th quartile, and Standard Deviation in the top quartile, when compared to the Fund’s Morningstar category for all periods. The Trustees agreed that the Fund was designed for risk adverse shareholder’s and could provide value during periods of sustained declining markets.

TOPS Risk ETF. The Trustees acknowledged the Fund’s objective and noted that the Fund seeks to provide capital appreciation with lower volatility than equity markets. They further noted that the Fund received a two-star Morningstar rating and acknowledged that the Fund underperformed its peer group median, Morningstar category median, and benchmark for all comparison periods. They reviewed the impact of the Fund’s hedging strategy and acknowledged that when compared to TOPS Moderate, it reduced the Fund’s rate of return by approximately 4.10% per year. The Trustees commented that the hedging strategy performed as expected by decreasing the Fund’s Standard Deviation. The Trustees considered the impact of the Fund’s hedging strategy on the Fund’s risk metrics and acknowledged that it resulted in the 3rd or 4th quartile Sharpe and Sortino ratios, when compared to the Fund’s Morningstar category for all periods presented. The Trustees considered the Advisers explanation for the Fund’s performance and agreed that the Fund performed as designed and intentionally performed best in periods of sustained declining markets.

Fees and Expenses.

TOPS Non-Risk Managed Portfolios. The Trustees reviewed the advisory fee charged to each of the TOPS Non-Risk Managed Portfolios and noted that the Adviser charged 0.10% for advisory services to each Fund. They compared each Fund’s advisory fee and net expense ratio to each Fund’s Morningstar category and peer group and acknowledged that each Fund’s advisory fee and net expense ratio were consistently lower than the comparable groups. The Trustees considered the fees by paid by the Adviser to the sub-adviser for execution services. The Trustees concluded that the advisory fees paid to the Adviser by each of the TOPS Non-Risk Managed Portfolios was not unreasonable.

TOPS® ETF Portfolios
Additional Information (Unaudited) (Continued)
December 31, 2021

TOPS Risk Managed Portfolios. The Trustees reviewed the advisory fee charged to each of the TOPS Risk Managed Portfolios, noting that the Adviser charged 0.30% for the advisory services rendered to each Fund. The Trustees further noted that the Adviser, not each Fund, paid the sub-adviser for the risk overlay and execution services. They compared the net expense ratio and advisory fee of each TOPS Risk Managed Portfolio to its Morningstar category and peer group and acknowledged that each Fund had a higher net expense ratio but that the advisory fee and net expenses were more in line with the peer groups, and the advisory fee was competitive. They further noted that each Fund’s advisory fee and net expense ratio were within the range of the Morningstar category. The Trustees noted that the Adviser attributed the higher net expense ratio to the costs associated with managing each Fund’s volatility. They concluded that the Adviser offered access to a strategy at a competitive advisory fee that was not unreasonable.

Profitability.

TOPS Non-Risk Managed Portfolios. The Trustees reviewed the profitability analysis provided by the Adviser in connection with the services provided to each Fund. They acknowledged that the Adviser indicated that it suffered a loss in connection with its relationship with each Fund. After further discussion, the Trustees concluded that excessive profitability was not a concern at this time for any TOPS Non-Risk Managed Portfolio.

TOPS Risk Managed Portfolios. The Trustees reviewed the profitability analysis provided by the Adviser in connection with the services provided to each Fund. They noted that the Adviser indicated that it received a profit in connection with its relationship with each Fund. The Trustees noted that the profits were reasonable in terms of actual dollars and as a percentage of revenue. After further discussion, the Trustees concluded that the Adviser was not realizing an excessive profit from the advisory services provided to any of the TOPS Risk Managed Portfolios.

Economies of Scale. The Trustees noted the Funds’ competitive fees and considered the size of each Fund. They also considered the Adviser’s assertion that breakpoints would, therefore, be unlikely in the near term. They noted, however, the Adviser’s willingness to discuss the matter of economies as a Fund’s size materially increased. After further discussion, it was the consensus of the Trustees that based on the existing, competitive advisory fees, increasing areas of regulatory related duties assumed by the Adviser, and each Fund’s current asset level, material economies of scale had not yet been reached and the absence of breakpoints was reasonable. The Trustees agreed to monitor this issue and revisit this discussion as each Fund’s size increased significantly.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure for each TOPS Portfolio was not unreasonable and that renewal of the Advisory Agreement for each TOPS Portfolio was in the best interests of the shareholders of each TOPS Portfolio.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

TOPS® ETF Portfolios
Additional Information (Unaudited) (Continued)
December 31, 2021

Milliman Financial Risk Management, LLC - Sub-Adviser to TOPS® Aggressive Growth ETF Portfolio, TOPS® Balanced ETF Portfolio, TOPS® Conservative ETF Portfolio, TOPS® Growth ETF Portfolio, and TOPS® Moderate Growth ETF Portfolio (collectively “TOPS Non-Risk Managed Portfolios” or “TOPS Portfolio”) and

TOPS® Managed Risk Balanced ETF Portfolio, TOPS® Managed Risk Growth ETF Portfolio, TOPS® Managed Risk Flex ETF Portfolio, TOPS® Managed Risk Flex ETF Portfolio, (collectively “TOPS Risk Managed Portfolios” or “TOPS Portfolio”)*

In connection with the regular meeting held on November 9-10 &12, 2021 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Milliman Financial Risk Management (the “Sub-Adviser”) and ValMark Advisers, Inc. (“Adviser”), with respect to each TOPS Portfolio (the “Fund” or “Funds”). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the Sub-Adviser was established in 1998 and was considered a global leader in financial risk management services and specialized in providing investment advisory, custom hedging solutions, and consulting services. The Trustees reviewed the backgrounds of the personnel responsible for serving the Funds and acknowledged their financial industry experience, technical expertise in quantitative finance, and actuarial experience. The Trustees noted that for the TOPS Managed Risk Portfolios, the Sub-Adviser performs daily risk management calculations and utilized a proprietary managed risk strategy to hedge each Fund and reduce volatility. The Trustees stated that the Sub-Adviser provided non-discretionary trading services to each of the TOPS Portfolios, which allowed the Funds to maximize efficiencies. The Trustees observed that the Sub-Adviser maintained several risk management systems and recognized that risk management was a core function of the Sub-Adviser’s business. The Trustees discussed the Sub-Adviser’s process for monitoring compliance with each Fund’s investment limitations and noted that the Sub-Adviser set specific trading thresholds into its trading and compliance systems. They further noted that the Sub-Adviser’s systems allowed the Sub-Adviser to quickly generate accurate post-trade reports. The Trustees concluded, based upon their review, that the Sub-Adviser provided a high level of quality service to the Adviser, the TOPS Portfolios and their respective shareholders.

Performance. The Trustees reviewed the performance of the TOPS Risk Managed Portfolios, particularly noting the impact of the Sub-Adviser’s hedging strategy. They acknowledged that the Sub-Adviser’s hedging strategy was designed to decrease the impact of volatility on each of the TOPS Risk Managed Portfolios, even if this negatively impacted each Fund’s performance. The Trustees noted that the Sub-Adviser’s hedging strategy was designed to perform optimally during sustained market declines and would underperform during periods of market growth. They further noted that the Sub-Adviser’s hedging strategy appeared to be functioning as intended.

Fees and Expenses. The Trustees reviewed the fee arrangement between the Adviser and Sub-Adviser with respect to the TOPS Risk Managed Portfolios and the TOPS Non-Risk Managed Portfolios. They noted that the Sub-Adviser received a fixed fee for the execution services provided to the TOPS Non-Risk Managed Portfolios. They reviewed the fee split between the Adviser and the Sub-Adviser with respect to the TOPS Managed Risk Portfolios, noting that the Sub-Adviser received 0.20% of the Fund’s average daily net assets from the Adviser’s fees. The Trustees considered the fees the Sub-Adviser charged for the Managed Risk Portfolios compared to managing similar accounts, noting that each Fund’s sub-advisory fee was slightly higher than the fee charged to the Sub-Adviser’s similar accounts. The Trustees noted the Sub-Adviser’s explanation that the sub-advisory fee was lower for its similar accounts due to anticipated economies of scale. After further discussion, the Trustees concluded that the sub-advisory fee charged with respect to each TOPS Portfolio was not unreasonable.

TOPS® ETF Portfolios
Additional Information (Unaudited) (Continued)
December 31, 2021

Profitability. The Trustees reviewed the profitability analysis provided by the Sub-Adviser with respect to each of the TOPS Portfolios. They noted that the Sub-Adviser realized profits in terms of actual dollars and percentage of revenue in connection with its relationship with the TOPS Portfolios. They further noted that the Sub-Adviser indicated higher profits with regards to the TOPS Managed Risk Portfolios due to the structure of the fee arrangement. The Trustees concluded that excessive profitability was not a concern at this time.

Economies of Scale. The Trustees considered whether economies of scale had been achieved by the Sub-Adviser with respect to the management of the TOPS Portfolios. The Trustees agreed that, with respect to the execution services provided to the TOPS Non-Risk Managed Portfolios, the fees were so modest that the Portfolios were already realizing certain economies. With respect to the other TOPS Risk Managed Portfolios, the Trustees agreed that economies of scale should be, and had been, considered with respect to the overall advisory contract with the Adviser, taking into consideration the impact of the sub-advisory expense. They recognized the material impact of the Sub-Adviser fee on the total advisory expense because it represented more than half of the total advisory fee, reflecting the importance of the Sub-Adviser to the risk managed strategy, and agreed that it should be monitored as the Fund’s grow is assets.

Conclusion. Having requested and received such information from the Sub-Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that renewal of the Sub-Advisory agreement was in the best interests of the shareholders of each of the TOPS Portfolios.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

TOPS® ETF Portfolios
Expense Examples (Unaudited)
December 31, 2021

As a shareholder of one or more of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021.

Actual Expenses

The “Actual” columns in the tables below provide information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the tables below provide information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Class 1	Ratio	7-1-21	12-31-21	Period*	12-31-21	Period*
Aggressive Growth ETF Portfolio	0.22%	$1,000.00	$1,044.20	$1.13	$1,024.10	$1.12
Balanced ETF Portfolio	0.22%	$1,000.00	$1024.80	$1.12	$1,024.10	$1.12
Conservative ETF Portfolio	0.24%	$1,000.00	$1,020.70	$1.22	$1,024.00	$1.22
Growth ETF Portfolio	0.21%	$1,000.00	$1,039.60	$1.08	$1,024.15	$1.07
Moderate Growth ETF Portfolio	0.21%	$1,000.00	$1,032.90	$1.08	$1,024.15	$1.07

TOPS® ETF Portfolios
Expense Examples (Unaudited) (Continued)
December 31, 2021

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Class 2	Ratio	7-1-21	12-31-21	Period*	12-31-21	Period*
Aggressive Growth ETF Portfolio	0.47%	$1,000.00	$1,042.90	$2.42	$1,022.84	$2.40
Balanced ETF Portfolio	0.47%	$1,000.00	$1,023.00	$2.40	$1,022.84	$2.40
Conservative ETF Portfolio	0.49%	$1,000.00	$1,019.10	$2.49	$1,022.74	$2.50
Growth ETF Portfolio	0.46%	$1,000.00	$1,038.20	$2.36	$1,022.89	$2.35
Moderate Growth ETF Portfolio	0.46%	$1,000.00	$1,031.40	$2.36	$1,022.89	$2.35

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Investor Class	Ratio	7-1-21	12-31-21	Period*	12-31-21	Period*
Aggressive Growth ETF Portfolio	0.72%	$1,000.00	$1,041.80	$3.71	$1,021.58	$3.67
Balanced ETF Portfolio	0.72%	$1,000.00	$1,021.80	$3.67	$1,021.58	$3.67
Conservative ETF Portfolio	0.75%	$1,000.00	$1,017.80	$3.76	$1,021.48	$3.77
Growth ETF Portfolio	0.71%	$1,000.00	$1,037.50	$3.65	$1,021.63	$3.62
Moderate Growth ETF Portfolio	0.71%	$1,000.00	$1,030.30	$3.63	$1,021.63	$3.62

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Service Class	Ratio	7-1-21	12-31-21	Period*	12-31-21	Period*
Aggressive Growth ETF Portfolio	0.52%	$1,000.00	$1,042.90	$2.68	$1,022.58	$2.65
Balanced ETF Portfolio	0.52%	$1,000.00	$1,023.00	$2.65	$1,022.58	$2.65
Conservative ETF Portfolio	0.55%	$1,000.00	$1,019.10	$2.75	$1,022.48	$2.75
Growth ETF Portfolio	0.51%	$1,000.00	$1,038.20	$2.62	$1,022.63	$2.60
Moderate Growth ETF Portfolio	0.51%	$1,000.00	$1,031.00	$2.61	$1,022.63	$2.60

*	Expenses are equal to the average account value over the period, multiplied by each Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

TOPS® ETF Portfolios
Supplemental Information (Unaudited)
December 31, 2021

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	10	Northern Lights Variable Trust (for series not affiliated with the Portfolios since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); OFI Carlyle Global Private Credit Fund (since March 2018) and and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	10	Northern Lights Variable Trust (for series not affiliated with the Portfolios since 2013); Northern Lights Fund Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 -2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	10	Northern Lights Variable Trust (for series not affiliated with the Portfolios since 2006); Northern Lights Fund Trust (since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	10	Northern Lights Variable Trust (for series not affiliated with the Portfolios since 2006); Northern Lights Fund Trust (since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975- 2011).	10	Northern Lights Variable Trust (for series not affiliated with the Portfolios since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Fund Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-2015). AICPA Auditing Standards Board Member (2009-2012).	10	Northern Lights Variable Trust (for series not affiliated with the Portfolios since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Fund Trust (since 2007).

12/31/21-NLVT-v2

TOPS® ETF Portfolios
Supplemental Information (Unaudited)(Continued)
December 31, 2021

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President of Gemini Fund Services, LLC (2019-2020) President, Gemini Fund Services, LLC (2012 -2019).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and Assistant Vice President and Staff Attorney (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Ultimus Fund Solutions (since 2020); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 -2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer since January 2021	Chief Compliance Officer, of the Trust (Since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (Since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust(2020-current); Senior Vice President-Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2021, the Trust was comprised of 15 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the 10 portfolios managed by the Adviser. Those Portfolios do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Portfolios’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-572-5945.

12/31/21-NLVT-v2

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-855 -572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

INVESTMENT SUB-ADVISOR
Milliman Financial Risk Management, LLC
71 S. Wacker Drive, 31st Floor
Chicago, IL 60606

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TNM-AR21

(b)        Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2021 - $60,050

FYE 2020 - $57,875

(b)	Audit-Related Fees

FYE 2021 - None

FYE 2020 - None

(c)	Tax Fees

FYE 2021 - $16,850

FYE 2020 - $16,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2021 - None

FYE 2020 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2021	2020
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $60,050

2020 - $57,875

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure Of Securities Lending Activities For Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/8/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/8/2022

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 3/8/2022